                                                                     Exhibit 4.2

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU ARE IN ANY DOUBT AS TO THE ACTION YOU SHOULD TAKE, AND IF YOU ARE IN THE UK, YOU ARE RECOMMENDED TO SEEK YOUR OWN PERSONAL FINANCIAL ADVICE IMMEDIATELY FROM YOUR STOCKBROKER, BANK MANAGER, SOLICITOR, ACCOUNTANT OR OTHER INDEPENDENT FINANCIAL ADVISER DULY AUTHORISED UNDER THE FINANCIAL SERVICES AND MARKETS ACT 2000. IF YOU ARE OUTSIDE THE UK YOU SHOULD IMMEDIATELY CONSULT ANOTHER APPROPRIATELY AUTHORISED INDEPENDENT FINANCIAL ADVISER.

The distribution of this document in jurisdictions other than the UK may be restricted by law and therefore persons into whose possession this document comes should inform themselves about and observe any of those restrictions. Any failure to comply with any of those restrictions may constitute a violation of the securities laws of any such jurisdiction.


The contents of this document and the Form of Acceptance, which have been prepared by and are the sole responsibility of British Biotech plc, have been approved by J.P. Morgan plc of 125 London Wall, London EC2Y 5AJ (regulated in the UK by the Financial Services Authority) solely for the purposes of section 21 of the Financial Services and Markets Act 2000. J.P. Morgan plc is acting for British Biotech plc and no one else in connection with the Offer and will not be responsible to any other person for providing the protections afforded to clients by J.P. Morgan plc or for providing advice in relation to the Offer.

                          -----------------------------

                                      OFFER

                                       BY

                               BRITISH BIOTECH PLC

                                       FOR

                            RIBOTARGETS HOLDINGS PLC


--------------------------------------------------------------------------------

TO ACCEPT THE OFFER, THE ACCOMPANYING FORM OF ACCEPTANCE SHOULD BE COMPLETED AND RETURNED AS SOON AS POSSIBLE, AND IN ANY EVENT NOT LATER THAN 3.00P.M. ON 20TH APRIL, 2003. THE PROCEDURE FOR ACCEPTANCE OF THE OFFER IS SET OUT ON PAGE 5 OF THIS DOCUMENT AND IN THE ACCOMPANYING FORM OF ACCEPTANCE.

                                    CONTENTS



Letter from the Chairman of British Biotech plc

Appendix I - Conditions and further terms of the Offer

Appendix II - Definitions

                 LETTER FROM THE CHAIRMAN OF BRITISH BIOTECH PLC

                               BRITISH BIOTECH PLC

     (Incorporated in England and Wales under the Companies Acts 1985 with
                             Registered No.2304992)




                                                              Registered office:
                                                                    Thames Court
                                                                 Watlington Road
                                                                          Oxford
                                                             Oxfordshire OX4 6LY

                                                                21st March, 2003

To Ribotargets Shareholders and, for information only, to holders of Ribotargets options

Dear Shareholder

            OFFER BY BRITISH BIOTECH PLC FOR RIBOTARGETS HOLDINGS PLC

1.       INTRODUCTION

1.1 British Biotech has today announced the terms of an offer to be made by British Biotech for the whole of the issued and to be issued share capital of Ribotargets.

1.2 This document contains the Offer. A Form of Acceptance for completion by you, if you wish to accept the Offer, is enclosed with this document. You are, however, also referred to the compulsory transfer provisions described in section 8 below.

2.       THE OFFER

2.1 British Biotech hereby offers to acquire all the Ribotargets Shares, on the terms and subject to the conditions set out in Appendix I of this document and in the Form of Acceptance.

2.2 The Ribotargets Shares will be acquired fully paid and free from all liens, charges and Encumbrances and together with all rights attaching to them as at the date of Completion including, without limitation, the right to receive all dividends and other distributions declared, made or paid by Ribotargets on or after Completion.

2.3 The Offer is conditional upon satisfaction or, where permitted, waiver of each of the Conditions set out in Part A of Appendix I and is subject to the further terms set out in Part B of Appendix I.

3.       UNDERTAKINGS

         British Biotech has received undertakings to accept the Offer in respect of:

         7,028,679 B ORDINARY SHARES, REPRESENTING 100 PER CENT. OF THE B ORDINARY SHARES IN ISSUE AS AT THE DATE OF THIS DOCUMENT;

         7,717,732 A ORDINARY SHARES, REPRESENTING 99.9 PER CENT. OF THE A ORDINARY SHARES IN ISSUE AS AT THE DATE OF THIS DOCUMENT; AND

         526,533 ORDINARY SHARES, REPRESENTING 100 PER CENT. OF THE ORDINARY SHARES IN ISSUE AS AT THE DATE OF THIS DOCUMENT.

         British Biotech has also received undertakings to accept the Offer in respect of any further B Ordinary Shares which are issued at or prior to Completion.

4.       CONSIDERATION

4.1 The consideration for the sale of the B Ordinary Shares will be satisfied by the issue and allotment by British Biotech at Completion to the B Ordinary Shareholders of:

         2.7883114505 BRITISH BIOTECH ORDINARY SHARES FOR EVERY B ORDINARY SHARE

4.2 The consideration for the sale of the A Ordinary Shares will be satisfied by the issue and allotment by British Biotech at Completion to the A Ordinary Shareholders of:

         0.8545918288 BRITISH BIOTECH ORDINARY SHARES FOR EVERY A ORDINARY SHARE

4.3 The consideration for the sale of the Ordinary Shares will be satisfied by the issue and allotment by British Biotech to the Ordinary Shareholders of a total of:

         396,198 BRITISH BIOTECH ORDINARY SHARES

         to be allocated amongst holders of Ordinary Shares pro rata to their holdings of Ordinary Shares immediately prior to Completion.

4.4 British Biotech Ordinary Shares issued in respect of fractional entitlements will not be allotted to Ribotargets Shareholders on Completion but will be aggregated and sold into the market and the gross proceeds will be retained for the benefit of British Biotech.

5.       CONSIDERATION SHARES

5.1 The Consideration Shares will be allotted, credited as fully paid, and will rank pari passu in all respects with the British Biotech Ordinary Shares in issue at the date of their allotment.

5.2 British Biotech will use all reasonable endeavours to ensure that all the Consideration Shares are admitted to the Official List by the UK Listing Authority and to trading on the market for listed securities of the London Stock Exchange on or as soon as reasonably practicable after their allotment. A copy of the Circular and Listing Particulars, which have today been issued to the shareholders of British Biotech, accompanies this document.

6.       PAYMENT OF CONSIDERATION

6.1 Any share certificates in respect of Consideration Shares to be issued by British Biotech to Ribotargets Shareholders who validly accept the Offer, and whose acceptances are complete in all respects, will be delivered as soon as practicable following Completion (and, in any event, within 10 days of Completion) to Ribotargets's Solicitors. Ribotargets's Solicitors will be responsible for distributing such documents to the Ribotargets Shareholders in accordance with the completed instructions in the Form of Acceptance.

6.2 All documents and remittances sent by or to the Ribotargets Shareholders will be sent at their risk and no acknowledgement of receipt will be given by British Biotech. If the Offer is withdrawn or terminates in accordance with its terms, the Form of Acceptance, share certificate(s) and/or other document(s) of title will be sent by post within 7 days of the Offer being withdrawn or terminating to the address set out in the Form of Acceptance or, if none is set out, to Ribotargets's Solicitors (who will be responsible for distributing such documents to the relevant Ribotargets Shareholders).

7.       PROCEDURE FOR ACCEPTANCE

7.1 To accept the Offer, you must complete and sign the accompanying Form of Acceptance in accordance with the instructions contained in it which form part of the terms of the Offer.

7.2 The Form of Acceptance, duly completed in all respects, should be returned, together with the relevant share certificate(s) and/or other document(s) of title, to the Company Secretary of British Biotech (at Thames Court, Watlington Road, Oxford, Oxfordshire OX4 6LY) so as to arrive as soon as possible, but in any event not later than 3.00 p.m. on 20th April, 2003.

7.3 Even if your share certificate(s) and/or other document(s) of title is/are not readily available or is/are lost, you should nevertheless complete, sign and return the Form of Acceptance as indicated above. The share certificate(s) and/or other document(s) of title should be forwarded as soon as possible thereafter, or, if you have lost your share certificate(s), a form of lost share certificate indemnity (a SHARE INDEMNITY) should be requested from the Company Secretary of British Biotech (Thames Court, Watlington Road, Oxford, Oxfordshire OX4
         6LY) and completed and signed as indicated. Although no Consideration Shares will be issued or allotted to you until such document(s), or a duly completed Share Indemnity in lieu thereof, is/are received, British Biotech reserves the right to treat acceptances of the Offer as valid, even though not complete in all respects or not accompanied by the relative share certificate(s) and/or other document(s) of title.

8.       COMPULSORY TRANSFER PROVISIONS

8.1 The Ribotargets Articles provide that if the holder(s) of at least 65% by nominal value of the B Ordinary Shares and the A Ordinary Shares (an INVESTOR MAJORITY) intend to sell all of their holdings of shares in Ribotargets to a purchaser who has made a bona fide offer on arm's length terms for the entire issued share capital of Ribotargets, such Investor Majority may issue a Selling Notice to Ribotargets stating the place, date and time of completion of the proposed sale and setting out the terms and conditions of such offer to be extended to the other Ribotargets Shareholders. The date of completion must be at least 14 days from the date of the Selling Notice.

8.2 As noted in section 3 of this letter, more than 65% by nominal value of the B Ordinary Shareholders and the A Ordinary Shareholders have entered into undertakings to accept the Offer. In accordance with the Articles, such shareholders (the SELLERS) have today issued a Selling Notice to Ribotargets. The date of completion (which will be at least 14 days from the date of the Selling Notice) is the date upon which the Offer becomes unconditional, save only as to the Escrow Condition.

8.3 Upon receipt of the Selling Notice referred to above, the Ribotargets Articles oblige Ribotargets to send a Compulsory Sale Notice to each of the Ribotargets Shareholders (other than the Sellers), giving the details of the terms of offer as set out in the Selling Notice and requiring each of them to sell all of their Ribotargets shares to British Biotech on such terms. A Compulsory Sale Notice has been, or if the Offeror requires, will be sent to those Ribotargets Shareholders who are not Sellers with this Offer.

8.4 The Articles provide that if a Ribotargets Shareholder fails to comply with the Compulsory Sale Notice given to him (a DEFAULTING MEMBER), Ribotargets is constituted as the agent of any such Defaulting Member for the sale of its shares in Ribotargets in accordance with the Compulsory Sale Notice and the directors of Ribotargets are entitled to authorise any person to execute and deliver the necessary transfer(s) on behalf of a Defaulting Member and cause the purchaser (in this case British Biotech) to be registered as the holder of such shares.

8.5 Accordingly, if you do not accept the Offer by completing and returning the Form of Acceptance in accordance with the procedure set out in section 7 of this letter, the Articles authorise the directors of Ribotargets to transfer your shares in Ribotargets to British Biotech in consideration for the issue and allotment of the appropriate number of Consideration Shares, calculated in accordance with section 4 of this letter. However, if you do not accept the Offer by completing and returning the Form of Acceptance in accordance with section 7 of this letter, the Consideration Shares to be issued and allotted to you in respect of the transfer of your shares in Ribotargets will be issued to Ribotargets who will hold such Consideration Shares on trust for you in accordance with the Ribotargets Articles. The Consideration Shares to which you are entitled under the Offer will only be transferred from Ribotargets to you (or to your nominee) once you have delivered the relevant share certificates in respect of your shares in Ribotargets (or a Share Indemnity) to the Company Secretary of British Biotech.

9.       FURTHER INFORMATION

9.1 Your attention is drawn to the Form of Acceptance and to the following Appendices which form part of this document:


         Appendix I                    Conditions and further terms of the Offer
         Appendix II                   Definitions


10.      ACTION TO BE TAKEN

10.1 To accept the Offer, the Form of Acceptance must be completed and returned. Forms of Acceptance should be completed and returned as soon as possible and, in any event so as to be received by the Company Secretary of British Biotech at Thames Court, Watlington Road, Oxford, Oxfordshire OX4 6LY not later than 3.00 p.m. on 20th April, 2003.



Yours faithfully
Peter Fellner

Chairman
British Biotech plc

                                   APPENDIX I

                CONDITIONS AND CERTAIN FURTHER TERMS OF THE OFFER

PART A: CONDITIONS OF THE OFFER

1. The Offer is subject to the following conditions being fulfilled or, where appropriate, waived:

         (a) valid acceptances being received (and not, where permitted, withdrawn) in respect of not less than 100 per cent. in nominal value (or such lesser percentage as the Offeror may decide) of the Ribotargets Shares in issue at the date of this document and issued in accordance with the Contribution Deed;

         (b) resolutions to approve the Capital Reorganisation (as defined in the Circular and Listing Particulars) and the purchase of the Ribotargets Shares (as set out in Resolutions 1 and 2 of the notice of Extraordinary General Meeting contained in the Circular and Listing Particulars) being passed at an extraordinary general meeting of British Biotech and becoming unconditional;

         (c) a resolution approving the waiver of any obligation on the Ribotargets Shareholders and directors of British Biotech to make a general offer for British Biotech under Rule 9 of the Code (as set out in Resolution 3 of the notice of Extraordinary General Meeting contained in the Circular and Listing Particulars) being passed at an extraordinary general meeting of the independent shareholders (for the purposes of the Code) of British Biotech;

         (d) the admission to the Official List and to trading on the London Stock Exchange of the Consideration Shares becoming effective (in accordance with the Listing Rules of the UK Listing Authority and the rules of the London Stock Exchange);

         (e) no material breach of the Warranties coming to the notice of British Biotech;

         (f) no Executive being in breach of any obligation on his part, under clause 2.4 of the Undertaking, to deliver to British Biotech, not later than 5 Business Days after 31st March, 2003, the Ribotargets Balance Sheet satisfactory to British Biotech, together with such supporting information as British Biotech may reasonably require, demonstrating that the Ribotargets Net Working Capital was not less than Pound Sterling 8,200,000;

         (g) no Ribotargets Shareholder or director of Ribotargets who has entered into the Undertaking being in material breach of any obligation (other than the Completion Delivery Obligations) on its part under the Undertaking and, where that breach is capable of remedy, it is not remedied to British Biotech's reasonable satisfaction;

         (h) the issue of the Compulsory Sale Notice by Ribotargets to each Ribotargets Shareholder who is a Ribotargets Shareholder at the date of this document and has not entered into the Undertaking as soon as reasonably practicable and in any event not later than 2 Business Days after the date of this document or such other date as British Biotech may specify;

         (i) the issue of the Compulsory Sale Notice by Ribotargets to each person who becomes a Ribotargets Shareholder between the date of this document and Completion as soon as reasonably practicable and in any event not later than 2 Business Days following the date that such person becomes a Ribotargets Shareholder or such other date as British Biotech may specify; and

         (j) the subscription by the Relevant Investors for additional B Ordinary Shares in accordance with the terms of the Contribution Deed.

2. British Biotech may waive all or any of Conditions (a) to (c) and (e) to (j) above (either in whole or in part) at any time by notice in writing to Ribotargets's Solicitors.

PART B: FURTHER TERMS OF THE OFFER

The following further terms apply to the Offer:

1.       If:

         (a) any material breach of the Warranties comes to the notice of British Biotech; or

         (b) any Executive breaches any obligation on his part, under clause 2.4 of the Undertaking, to deliver to British Biotech, not later than 5 Business Days after 31st March, 2003, the Ribotargets Balance Sheet satisfactory to British Biotech, together with such supporting information as British Biotech may reasonably require, demonstrating that the Ribotargets Net Working Capital was not less than Pound Sterling 8,200,000; or

         (c) any Ribotargets Shareholder or director of Ribotargets who has entered into the Undertaking is in material breach of any obligation (other than the Completion Delivery Obligations) on its part under the Undertaking and, where that breach is capable of remedy, it is not remedied to British Biotech's reasonable satisfaction, then, but without prejudice to any other rights or remedies available to British Biotech, British Biotech may without any liability to the Ribotargets Shareholders elect to withdraw the Offer by giving notice in writing to Ribotargets's Solicitors.

2. Subject to paragraph 1, the Offer is open for acceptance by every recipient until the date upon which the Offer becomes wholly unconditional, save as to the Escrow Condition. If the Offer becomes unconditional, it will remain open for acceptance for not less than 14 days from the date on which the Offer became wholly unconditional.

3.       Acceptances of the Offer will be deemed to be withdrawn if the Offeror

         (a) does not deliver to Ribotargets's Solicitors, not later than 5 Business Days after 31st March, 2003, the British Biotech Balance Sheet satisfactory to an Investor Majority, together with such supporting information as an Investor Majority may reasonably require, demonstrating that the British Biotech Net Working Capital was not less than Pound Sterling 23,500,000;

         (b) is in material breach of any obligation on its part under the Covenant Deed and, where that breach is capable of remedy, it is not remedied to the reasonable satisfaction of an Investor Majority.

         Acceptances are otherwise irrevocable.

4. The Offer will lapse and entirely terminate if all the Conditions have not been fulfilled or waived by midnight on 30th April, 2003 or such later date as British Biotech and Ribotargets may agree.

5. The Ribotargets Shares will be acquired free from all liens, charges, and Encumbrances and together with all rights attached to them as at the date of Completion.

6. Any Consideration Shares allotted to a Ribotargets Shareholder located in the United States or that is a US Person will be issued in certificated form and each share certificate issued to a US Person shall bear a legend to the following effect:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR ANY APPLICABLE EXEMPTION THEREFROM. EACH HOLDER OF THIS CERTIFICATE AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOT (ON ITS OWN BEHALF OR ON BEHALF OF ANYONE ELSE) OFFER, SELL, TRANSFER, PLEDGE OR OTHERWISE DISPOSE OF THE SHARES REPRESENTED HEREBY, EXCEPT:
         (1) TO THE ISSUER; (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED WITH THE SEC; (3) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT; (4) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT UNDER RULE 144 (IF AVAILABLE); OR (5) IN ANOTHER TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO A TRANSFEREE WHO HAS FURNISHED SUCH CERTIFICATES AND OPINIONS OF COUNSEL AS THE ISSUER MAY REQUEST, AND IN THE CASE OF CLAUSES (4) THROUGH (5) ABOVE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE SHARES REPRESENTED HEREBY MAY NOT BE DEPOSITED INTO ANY UNRESTRICTED DEPOSITARY RECEIPT FACILITY IN RESPECT OF SHARES OF THE ISSUER ESTABLISHED OR MAINTAINED BY A DEPOSITARY BANK. THE HOLDER WILL, AND EACH SUBSEQUENT US PERSON IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER OF SHARES FROM IT OF THE FOREGOING RESTRICTIONS."

7. This document has been prepared for the purpose of compliance with English law. It may not contain all the information required to be contained in disclosure documents under Australian law. British Biotech is not subject to the continuous disclosure requirements of the Corporations Act 2001 (Cth) (the CORPORATIONS ACT) that apply in Australia.

8. The Offer is being made on the basis of Australian Securities & Investments Commission Class Order 00/214. Accordingly, the Offer is made without a disclosure document for the purposes of the Corporations Act.

9. A Ribotargets Shareholder may not sell any Consideration Shares it receives under the Offer in Australia within 12 months after the issue of such Consideration Shares, except in circumstances where disclosure to investors under Part 6D.2 of the Corporations Act would not be required.

10. Disclosure to investors would not generally be required under Chapter 6D of the Corporations Act where any Consideration Shares are offered for sale:

         (a) on the London Stock Exchange;

         (b) to categories of "professional investors" described in section 708(11) of the Corporations Act; or

         (c) to persons who are "sophisticated investors" and meet the criteria set out in section 708(8) or 708(10) of the Corporations Act.

         However, Chapter 6D of the Corporations Act is complex and you should consult your professional advisors if in any doubt regarding your position.

11. The Consideration Shares will not be offered, directly or indirectly, in Belgium in a public transaction (as defined in article 2 of the Belgian Royal Decree of 7th July, 1999 on the public nature of the financial transactions). The issue of the Consideration Shares has not been notified to, and this document and the Form of Acceptance have not been approved by, the Belgian Banking and Finance Commission ("Commission bancaire et financiere" / "Commissie voor het Bank- en Financiewezen"). The Consideration Shares may only be sold in Belgium to investors in accordance with the provisions of article 3 of the Belgian Royal Decree of 7th July, 1999 on the public nature of the financial transactions (PROFESSIONAL INVESTORS), and this document and the Form of Acceptance may not be delivered or passed on to any investors other than professional investors.

12. The instructions and authorities contained in, and the terms of, the Form of Acceptance constitute part of the terms of the Offer.

13. The Offer and all acceptances thereof and the Form of Acceptance shall be governed by and construed in accordance with English law.

14. The accidental omission to despatch this document to, or any failure to receive the same by, any person to whom the Offer is made, or should be made, shall not invalidate the Offer in any way. All communications, notices, certificates, documents of title and remittances to be delivered by or sent to or from Ribotargets Shareholders will be delivered by or sent to or from them (or their designated agents) at their own risk. No acknowledgement of receipt of any Form of Acceptance, share certificate(s) or other documents of title will be given. British Biotech reserves the right to treat acceptances of the Offer as valid although not accompanied by the relative share certificate(s) and/or other documents of title or otherwise not in order.

15. All powers of attorney and authorities on the terms conferred by or referred to in this Appendix I or in the Form of Acceptance are given by way of security for the performance of the obligations of the Ribotargets Shareholder concerned and are irrevocable in accordance with section 4 of the Powers of Attorney Act 1971.

16. Each Ribotargets Shareholder by whom, or on whose behalf, the Form of Acceptance is executed irrevocably undertakes, warrants and agrees to and with British Biotech (so as to bind him, his personal representatives, heirs, successors and assigns) to the following effect:

         (a) that the execution of the Form of Acceptance by it constitutes (i) an acceptance of the Offer in respect of the number of Ribotargets Shares inserted or deemed to be inserted in the Form of Acceptance, subject to the terms and conditions set out or referred to in this document and the Form of Acceptance and (ii) a waiver of any rights of pre-emption under the Ribotargets Articles or otherwise in respect of the transfer of any of the Ribotargets Shares;

         (b) that the Ribotargets Shares in respect of which the Offer is accepted or deemed to be accepted by it are sold free from all liens, charges or Encumbrances and together with all rights attaching thereto as at the date of Completion;

         (c) that British Biotech shall be entitled, once the Offer becomes unconditional, to direct the exercise of any votes attaching to any Ribotargets Shares in respect of which the

             Offer has been accepted or is deemed to have been accepted by it, and that the execution of the Form of Acceptance by it constitutes an authority to Ribotargets from such Ribotargets Shareholder to send any notice which may be required to be sent to him as a member of Ribotargets to British Biotech at its registered office, and an authority to any director of British Biotech to act as his attorney with the power to sign any consent to short notice of a general meeting on his behalf and/or to execute a form of proxy in respect of such Ribotargets Shares appointing any person determined by British Biotech to attend general meetings of Ribotargets and to exercise the votes attaching to such Ribotargets Shares on its behalf, where relevant, such votes to be cast as British Biotech may determine and prior to the Offer becoming unconditional, such Ribotargets Shareholder shall exercise his votes in relation to such resolutions as may be reasonably necessary to enable the Offer to be implemented provided that, in the case of a Ribotargets Shareholder executing a Form of Acceptance in the capacity of trustee, the appointment of the attorney is made in accordance with section 25 of the Trustee Act 1925 and shall be effective for the period of 12 months from the date of the Form of Acceptance;

         (d) that the execution of the Form of Acceptance constitutes, subject to the Offer becoming unconditional, in accordance with its terms:

             (i) the irrevocable appointment by it of any director of British Biotech as such Ribotargets Shareholder's attorney, and an irrevocable instruction to the attorney, on behalf of such Ribotargets Shareholder and in his name:


                    (A) to execute and complete all or any form(s) of transfer and/or other document(s) at the attorney's discretion in relation to the Ribotargets Shares referred to in paragraph 1 of the Form of Acceptance in favour of British Biotech or of such other person as British Biotech may direct;


                    (B) to deliver such form(s) of transfer and/or other
                        document(s) at the attorney's discretion together with the certificate(s) and/or other document(s) relating to such Ribotargets Shares for registration; and



                    (C) to do all such other acts and things as may, in the
                        opinion of such attorney, be necessary or expedient for the purpose of, or in connection with, the acceptance of the Offer and to vest in British Biotech or such persons as it may direct such Ribotargets Shares, provided that, in the case of a Ribotargets Shareholder executing a Form of Acceptance in the capacity of trustee, the appointment of the attorney is made in accordance with section 25 of the Trustee Act 1925 and shall be effective for the period of 12 months from the date of the Form of Acceptance


             (ii) an irrevocable authority and request from it to Ribotargets to register the transfer of its Ribotargets Shares pursuant to the Offer and to deliver any share certificate(s) in respect thereof (or a Share Indemnity in lieu thereof) to British Biotech or as it may direct at the risk of such Ribotargets Shareholder;


         (e) that he will deliver to British Biotech at its registered office his share certificate(s) and/or other document(s) of title in respect of his Ribotargets Shares, or a Share Indemnity in lieu thereof, as soon as possible and in any event prior to the Offer becoming unconditional;

         (f) that the terms of this paragraph shall be deemed to be incorporated in and form part of the Form of Acceptance, which shall be read and construed accordingly;

         (g) that, if he accepts the Offer, he shall do all such acts and things as shall be necessary or expedient to vest in British Biotech or its nominees the Ribotargets Shares held by him at Completion and in respect of which the Offer is accepted, including discharging any liens, charges or Encumbrances over such Ribotargets Shares;

         (h) that he agrees to ratify each and every lawful act or thing which may be done or effected by any director of British Biotech in the exercise of any of his powers and/or authorities hereunder; and

         (i) that, in the event of the Offer being withdrawn or terminating, such Form of Acceptance shall constitute his irrevocable authority and request to British Biotech to return his Form of Acceptance and the relevant share certificate(s) and or the document(s) of title in respect of the Ribotargets Shares held by him (or the Share Indemnity in lieu thereof) for which he has accepted the Offer by ordinary post at his risk to Ribotargets's Solicitors.

         References in this paragraph to Ribotargets Shareholders shall include references to the person or persons executing a Form of Acceptance and, in the event of more than one person executing a Form of Acceptance, the provisions of this paragraph shall apply to them jointly and to each of them.

Dated: 21st March, 2003

                                   APPENDIX II

                                   DEFINITIONS

In this document the following definitions apply unless the context requires otherwise:

A ORDINARY SHARES means the A ordinary shares of Pound Sterling 0.10 each in the capital of Ribotargets and A ORDINARY SHAREHOLDER means a holder of any of them;

B ORDINARY SHARES means the B ordinary shares of Pound Sterling 0.10 each in the capital of Ribotargets and B ORDINARY SHAREHOLDER means a holder of any of them;

BRITISH BIOTECH means British Biotech plc (registered number 2304992) whose registered address is Thames Court, Watlington Road, Oxford, Oxfordshire OX4 6LY;

BRITISH BIOTECH BALANCE SHEET means the consolidated balance sheet of British Biotech and its subsidiaries as at 31st March, 2003 prepared in the form and including the items shown in the schedule to the Undertaking headed "British Biotech Balance Sheet", including, without limitation, full accruals for all costs incurred in connection with the Offer, and prepared in accordance with the accounting policies, principles, practices, evaluation rules and procedures, methods and bases adopted by British Biotech in the preparation of the British Biotech Management Accounts;

BRITISH BIOTECH MANAGEMENT ACCOUNTS means the unaudited management accounts of British Biotech for the period of ten months ended 28th February, 2003 in the Agreed Form;

BRITISH BIOTECH NET WORKING CAPITAL means the net working capital of British Biotech as at 31st March, 2003 as indicated on line 14 of the British Biotech Balance Sheet;

BRITISH BIOTECH ORDINARY SHARES means ordinary shares of 5 pence each in the capital of British Biotech;

BUSINESS DAY means a day (other than a Saturday or Sunday) on which banks are generally open in London for normal business;

CIRCULAR AND LISTING PARTICULARS means the document dated on or about the date of this document comprising the combined circular to shareholders and listing particulars of British Biotech in connection with the Offer;

CODE means The City Code on Takeovers and Mergers;

COMPLETION means completion of the acquisition of the Ribotargets Shares by British Biotech, in respect of which the Offer has been accepted, and the admission to listing and trading of the Consideration Shares;

COMPLETION DELIVERY OBLIGATIONS means the obligations specified in clauses 4.4(d)(i) and (iii), 4.4(e)(i), (ii) and (iv) and 4.4(f) of the Undertaking;

COMPULSORY SALE NOTICE means the notice issued or to be issued by Ribotargets (in accordance with article 7.5.2 of the Ribotargets Articles) to any Ribotargets Shareholders who have not entered into the Undertaking, giving the details contained in the Selling Notice and requiring the Ribotargets Shareholders to sell their holdings of shares in Ribotargets to British Biotech on the terms contained in the Selling Notice;

CONDITIONS means the conditions set out in paragraph 1 of Part A of Appendix I to this document;

CONSIDERATION SHARES means the 33,375,889 British Biotech Ordinary Shares to be allotted and issued credited as fully paid to the Ribotargets Shareholders in accordance with the terms of the Offer;

CONTRIBUTION DEED means the deed entered into among the Ribotargets Shareholders and Ribotargets on or before the date of this document pursuant to which, inter alia, the Relevant Investors will subscribe for further B Ordinary Shares at or prior to Completion;

COVENANT DEED means the deed poll entered into by British Biotech prior to the date of this document giving covenants with respect to the conduct of British Biotech's business pending Completion;

DEFAULTING MEMBER means any member of Ribotargets who fails to comply with the terms of the Compulsory Sale Notice;

ENCUMBRANCE means any mortgage, charge (fixed or floating), pledge, lien, option, right to acquire, assignment by way of security, trust arrangement for the purpose of providing security or any other security interest of any kind, including retention arrangements and any agreement to create any of the foregoing;

ESCROW CONDITION means the Condition set out in paragraph 1(d) of Part A of Appendix I to this document having been satisfied and the Offer not having been withdrawn before satisfaction of such Condition;

EXECUTIVE has the meaning given to it in the Undertaking;

FORM OF ACCEPTANCE means the form of acceptance and authority accompanying this document;

INVESTOR MAJORITY means the holders of at least 65 per cent. by nominal value of the B Ordinary Shares and the A Ordinary Shares;

LONDON STOCK EXCHANGE means London Stock Exchange plc;

NEW RIBOTARGETS SHARES means the B Ordinary Shares which are subscribed for by the Relevant Investors at or prior to Completion in accordance with the terms of the Contribution Deed;

OFFER means the offer by British Biotech to acquire all the Ribotargets Shares on the terms and subject to the conditions set out in this document and in the Form of Acceptance;

OFFICIAL LIST means the official list of the UK Listing Authority;

ORDINARY SHARES means the ordinary shares of Pound Sterling 0.10 each in the capital of Ribotargets and ORDINARY SHAREHOLDER means a holder of any of them;

RELEVANT INVESTORS means the Ribotargets Shareholders named in column (1) of schedule 4 to the Contribution Deed;

RIBOTARGETS means Ribotargets Holdings plc (registered number 3339154) whose registered office is at Granta Park, Abington, Cambridge CB1 6GB;

RIBOTARGETS ARTICLES means the articles of association of Ribotargets in force as at the date of this document;

RIBOTARGETS BALANCE SHEET means the consolidated balance sheet of the Ribotargets and its subsidiary as at 31st March, 2003 prepared in the form and including the items shown in the schedule to the Undertaking headed "Ribotargets Balance Sheet", including, without limitation, full accruals for all costs incurred in connection with the Offer, and prepared in accordance with the accounting policies, principles, practices, evaluation rules and procedures, methods and bases adopted by Ribotargets in the preparation of the Ribotargets Management Accounts;

RIBOTARGETS MANAGEMENT ACCOUNTS means the unaudited management accounts of Ribotargets for the period ended 2nd March, 2003 in the Agreed Form;

RIBOTARGETS NET WORKING CAPITAL means the net working capital of Ribotargets as at 31st March, 2003 as indicated on line 13 of the Ribotargets Balance Sheet;

RIBOTARGETS SHARES means all the existing issued Ordinary Shares, A Ordinary Shares or B Ordinary Shares and any further such shares which are allotted or issued before the date upon which the Offer becomes wholly unconditional (save only as to the Escrow Condition), including any New Ribotargets Shares which are issued pursuant to the Contribution Deed, and RIBOTARGETS SHAREHOLDER means a holder of any of them;

RIBOTARGETS'S SOLICITORS means CMS Cameron McKenna of Mitre House, 160 Aldersgate Street, London EC1A 4DD (ref: MGD);

SECURITIES ACT means the United States Securities Act of 1933, as amended;

SELLING NOTICE means the notice issued or to be issued to Ribotargets by those Ribotargets Shareholders named in schedule 1 to the Undertaking in accordance with article 7.5.1 of the Articles;

SUBSIDIARY means a subsidiary for the purposes of the Companies Act 1985;

UK LISTING AUTHORITY means the Financial Services Authority acting in its capacity as the competent authority for the purposes of Part VI of the Financial Services and Markets Act 2000;

UNDERTAKING means the undertakings between those Ribotargets Shareholders named in schedule 1 to that agreement, the Executives and British Biotech dated on or prior to the date of this document;

UNITED STATES and US PERSON have the meanings given in Rule 902 of Regulation S under the Securities Act; and

WARRANTIES has the meaning given to it in the Undertaking.

                                DEED OF COVENANT


                              DATED 17th MARCH , 2003


                               BRITISH BIOTECH PLC







                                 ALLEN & OVERY
                                     London

THIS DEED is executed as a deed poll on 17th March, 2003 by BRITISH BIOTECH PLC (registered number 2304992) whose registered office is at Thames Court, Watlington Road, Oxford, Oxfordshire OX4 6LY (the COMPANY).

WHEREAS the Company has agreed with Ribotargets Holdings plc to conduct its business in accordance with the terms and subject to the conditions set out in this deed poll.

NOW THIS DEED POLL WITNESSES AND IT IS DECLARED as follows:

1.       INTERPRETATION

1.1      In this deed poll:

         BRITISH BIOTECH GROUP COMPANIES means the Company each of its subsidiaries and subsidiary undertakings and BRITISH BIOTECH GROUP COMPANY means any of them;

         BUDGET means the 2003 budget for the Company set out in schedule 1;

         CIRCULAR AND LISTING PARTICULARS means the document comprising the combined circular to shareholders and listing particulars of the Company which is required in connection with the Offer;

         COMPLETION means completion of the acquisition by the Company of the entire issued and to be issued share capital of Ribotargets;

         EMPLOYEE includes a director and any officer of the Company whether or not he has entered into or works under (or, where the employment has ceased, worked under) a contract of employment;

         EXTERNAL COST means any category of expenditure other than an Internal Cost;

         INTELLECTUAL PROPERTY RIGHTS means rights in trade marks, rights in designs, patents, copyright, moral rights, database rights, rights in know-how and all other intellectual property rights in each case whether registered or unregistered, together with applications for the grant of any of these rights, and together also with all rights or forms of protection having equivalent or similar effect to any of the foregoing which may subsist anywhere in the world;

         INTERNAL COST means any category of expenditure which falls (on the basis of preparation consistent with the Company's prior financial year) to be treated as an internal cost for the purposes of preparing the Budget;

         OFFER means an offer to acquire the entire issued and to be issued share capital of Ribotargets on the terms and subject to the conditions to be set out in an offer document to be issued in final form by the Company;

         RETIREMENT/DEATH/DISABILITY BENEFIT means any pension, lump sum, gratuity or other like benefit given or to be given on retirement or on death, or in anticipation of retirement, or, in connection with past service, after retirement or death, or to be given on or in anticipation of or in connection with any change in the nature of the service of the employee in question or given or to be given on or in connection with the illness, injury or disability of, or suffering of any accident by, an employee;

         RIBOTARGETS means Ribotargets Holdings plc (registered number 3339154) whose registered office is at Granta Park, Abington, Cambridge CB1 6GB;

         SCHEMES means the Standard Life Occupational Contracted-in Money Purchase Scheme and the Scottish Mutual Group Person Pension Scheme of the Company;

         SUBSIDIARY means a subsidiary for the purposes of the Companies Act 1985; and

         SUBSIDIARY UNDERTAKING has the meaning given in section 258 of the Companies Act 1985.

1.2      References to THIS DEED POLL are to this deed poll and the schedule.

1.3      The headings in this deed poll do not affect its interpretation.

2.       CONDUCT OF BUSINESS

2.1 Subject to subclause 2.2 and clause 4, the Company covenants to Ribotargets that, pending Completion and except with the prior written consent of either:

         (a) Simon Sturge of Granta Park, Abington, Cambridge CB1 6GB; or

         (b) the holders of more than 65 per cent. by nominal value of the issued B Ordinary Shares and A Ordinary Shares of Ribotargets,

         such consent not to be unreasonably withheld or delayed, the Company shall not (and shall procure that each British Biotech Group Company shall not), save for the purposes of Completion or as envisaged in the Circular and Listing Particulars:

         (a) incur any expenditure in respect of:

             (i) any Internal Cost in excess of Pound Sterling 20,000 per item or Pound Sterling 100,000 in aggregate (other than expenditure expressly specified in the Budget in respect of any Internal Cost); and

             (ii) any External Cost in excess of Pound Sterling 50,000 per item; or

         (b) dispose of or grant any option or right of pre-emption in respect of any part of its assets; or

         (c) dispose of or grant any licence in respect of any interest in its Intellectual Property Rights other than pursuant to an agreement relating to the transfer of materials or a confidentiality agreement entered into in the ordinary course of its business; or

         (d) borrow any money; or

         (e) enter into any unusual or abnormal contract or commitment or:

             (i) grant any lease or third party right in respect of any real estate or transfer or otherwise dispose of any real estate;

             (ii)   make any loan;

             (iii) enter into any leasing, hire purchase or other agreement or arrangements for payment on deferred terms; or

         (f) declare, make or pay any dividend or other distribution; or

         (g) grant, issue or redeem any mortgage, charge, debenture or other security or give any guarantee or indemnity; or

         (h) make any change in the terms and conditions of employment of any of its directors or employees or employ or terminate the employment of any person save for cause; or

         (i) make, or announce to any person any proposal to make, any change or addition to any retirement/death/disability benefit in respect of any of its directors or employees or former directors or former employees (or any dependant of any such person) or to the Schemes or grant or create any additional retirement/death/disability benefit or, without limiting the foregoing, take any action or allow any action to be taken in relation to the Schemes other than in the ordinary course of administering the Schemes or omit to take any action reasonably required for the ordinary operation of the Schemes; or

         (j) permit any of its insurances to lapse; or

         (k) create, issue, purchase or redeem any class of share or loan capital, or grant any option or right to subscribe any share or loan capital; or

         (l) pass any resolution of its shareholders or any class of shareholders, whether in general meeting or otherwise; or

         (m) agree, conditionally or unconditionally, to do any of the foregoing; or

         (n) in any other way depart from the ordinary course of its day-to-day trading.

2.2      Clause 2.1 shall not operate so as to restrict or prevent:

         (a) any matter reasonably undertaken in response to events beyond the control of the Company with the intention of minimising any adverse effect of such events provided that a director of the Company will inform Ribotargets of such matters as soon as reasonably practicable;

         (b) completion or performance of any obligations undertaken pursuant to any contract or arrangement entered into and disclosed to Ribotargets prior to the date of this deed poll;

         (c) any other matter undertaken at the written request of Ribotargets;
             or

         (d) any action or omission which the Company is required to take or omit to take by any applicable law or regulation.

2.3 British Biotech shall immediately notify Ribotargets (for the attention of Simon Sturge) in writing of any matter or thing which arises or becomes known to it before Completion which constitutes (or would after the lapse of time constitute) a breach of its undertakings under this deed poll.

3.       EGM

         If the Company makes the Offer to the shareholders of Ribotargets, the Company covenants to Ribotargets that it will use reasonable endeavours to convene an extraordinary general meeting of its shareholders, for the purpose of, inter alia, approving the purchase of the shares in Ribotargets, as soon as reasonably practicable after the date the Offer is made.

4.       TERMINATION

         If the Company does not make the Offer on or before the date which is 10 days from the date of this deed poll all the provisions of this deed poll and all rights and obligations under it (except for this clause and clause 5) shall lapse and cease to have effect, including, but without limitation, any right to bring or cause to be brought any claim, action or proceeding under this deed poll and the Company shall have no liability to any person in respect of any rights or obligations to or in respect of any person in connection with or pursuant to this deed poll, whether present or future, actual or contingent, accrued or otherwise.

5.       GENERAL

5.1 The Company shall comply with the terms of this deed poll and shall observe and perform the provisions of this deed poll which shall be binding on the Company and Ribotargets and all persons claiming through or under them respectively.

5.2 This deed poll is governed by and shall be construed in accordance with English law.

5.3 The Courts of England shall have exclusive jurisdiction to hear and decide any suit, action or proceeding and to settle any disputes which may arise in connection with this deed poll.

IN WITNESS of which this deed poll has been executed and has been delivered on the date which appears first above.

                                   SCHEDULE 1

                                   THE BUDGET


                                                          ACTUAL
                                                         JAN YTD    FEBRUARY    MARCH     APRIL      TOTAL
                                                         -------    --------    -----     -----      -----

Internal Costs
Corporate                                                  3,516        402       419       645      4,983
Directorate                                                3,229        410     2,788       279      6,706  (Additional Pound
Research                                                   1,398        162       177       239      1,976  Sterling 2mil of
Business Development                                         353         25        30        68        476  costs relating to Offer)
Development                                                2,018        253       274       558      3,103
                                                          ------      -----     -----     -----     ------
Total Internal Costs                                      10,514      1,252     3,688     1,790     17,244
                                                          ------      -----     -----     -----     ------


Research Projects                  Actual                     69        51       297        416
Business Development Projects      Projects put together   4,804         21        21        19      4,865
Development Projects                                                    475     2,007     1,224      3,706
Genesoft Costshare                                                        0         0     (295)      (295)
                                                          ------      -----     -----     -----     ------
External Costs research projects                           4,804        565     2,079     1,245      8,692
                                                          ------      -----     -----     -----     ------

                                                          ======      =====     =====     =====     ======
Total Operating Expenditure                               15,318      1,817     5,767     3,035     25,936
                                                          ======      =====     =====     =====     ======

                                   SIGNATORIES



EXECUTED as a deed by                        )        /s/   Timothy Edwards
BRITISH BIOTECH PLC                          )        Director
acting by                                    )
and                                          )        /s/   A J Weir
                                                      Director/Secretary

                                  UNDERTAKINGS
                  RELATING TO THE OFFER BY BRITISH BIOTECH PLC
                          FOR RIBOTARGETS HOLDINGS PLC


                              DATED 21st MARCH , 2003


                                  THE OFFEREES
                               NAMED IN SCHEDULE 1

                                 THE EXECUTIVES

                                       AND

                               BRITISH BIOTECH PLC




                                 ALLEN & OVERY

                                     London

                                    CONTENTS

CLAUSE                                                                       PAGE
------                                                                       ----
1.       Interpretation.......................................................1
2.       Undertakings and undertaking to accept the Offer.....................2
3.       Undertaking to make the Offer; Option Holders........................4
4.       Completion...........................................................4
5.       Loans and Guarantees.................................................6
6.       Warranties and Undertakings..........................................6
7.       Lock-up of Consideration Shares......................................7
8.       Confidentiality......................................................7
9.       Notices..............................................................8
10.      Further Assurances...................................................8
11.      Assignments..........................................................8
12.      General..............................................................9
13.      Whole Agreement......................................................9
14.      Governing Law.......................................................10

SCHEDULE

1.       The Offerees........................................................11
2.       The Company.........................................................18
3.       The Subsidiary......................................................19
4.       Warranties..........................................................20
5.       Lock-up of Consideration Shares.....................................23
6.       Pre-Completion......................................................25
7.       British Biotech Balance Sheet.......................................28
8.       Ribotargets Balance Sheet...........................................29
9.       Interpretation......................................................30


Signatories..................................................................35

THIS UNDERTAKING is executed as a deed on 21st March, 2003 BETWEEN:

(1) THE PERSONS whose names and addresses are set out in column A of the schedule headed "The Offerees" (each an OFFEREE and together the OFFEREES);

(2) Simon Sturge (MR STURGE) and Susan Lowther (each an EXECUTIVE and together the EXECUTIVES), both of Granta Park, Abington, Cambridge, CB1 6GB; and

(3) BRITISH BIOTECH PLC (registered number 2304992) whose registered office is at Thames Court, Watlington Road, Oxford, Oxfordshire OX4 6LY (the OFFEROR).

         BACKGROUND:

(A) Ribotargets Holdings plc (the COMPANY) is a public company limited by shares short particulars of which are set out in the schedule headed "The Company".

(B) The Offerees are legally and beneficially or are beneficially entitled to sell the Existing Ribotargets Shares which, together with the Apax Shares, comprise all the issued share capital of the Company.

(C) Pursuant to the Contribution Deed, the Relevant Investors have agreed to subscribe for New Ribotargets Shares at or prior to Completion.

(D) The Offeror intends to make an offer (the OFFER) to acquire the whole of the issued and to be issued share capital of the Company on the terms and subject to the conditions set out in the drafts of the offer document (the OFFER DOCUMENT) and the form of acceptance (the FORM OF ACCEPTANCE), each in the Agreed Form.

(E) The Offerees have entered into a form of waiver on or before the date of this document, pursuant to which each Offeree has consented to the application to the Panel on Takeovers and Mergers for a waiver of the Code in connection with the Offer.

IT IS AGREED as follows:

1.       INTERPRETATION

1.1 In addition to terms defined elsewhere in this undertaking, the definitions and other provisions in the schedule headed
         "Interpretation" apply throughout this undertaking unless the contrary intention appears.

1.2 In this undertaking, unless the contrary intention appears, a reference to a clause, subclause or schedule is a reference to a clause, subclause or schedule of this undertaking. The schedules and the recitals form part of this undertaking.

1.3      The headings in this undertaking do not affect its interpretation.

1.4 All warranties, representations, covenants, indemnities, agreements and obligations given or to be entered into by more than one person in this undertaking shall be given or entered into severally (and not jointly).

2.       UNDERTAKINGS AND UNDERTAKING TO ACCEPT THE OFFER

2.1 In consideration of the Offeror agreeing (subject to the conditions set out in this undertaking) to make the Offer, each of the Offerees undertakes, agrees, warrants and covenants to and with the Offeror on the terms set out below in this undertaking.

2.2 Each of the Offerees undertakes, agrees, warrants and covenants to and with the Offeror in the following terms:

         (a) it is the beneficial owner of those of the Ribotargets Shares set out opposite its name in columns (B), (C) and (D) of the schedule headed "The Offerees", and in the case of Apax Europe V-A, L.P.,the Apax Shares;

         (b) in the case of the Relevant Investors only, it will at Completion be the beneficial owner of the New Ribotargets Shares set out opposite its name in column (E) of the schedule headed "The Offerees";

         (c) it has all necessary authority to accept (or procure the acceptance of) the Offer in respect of all the Ribotargets Shares beneficially owned by it and to transfer (or procure the transfer of) all the Ribotargets Shares beneficially owned by it free from all liens, charges and Encumbrances and together with all rights attaching to them;

         (d) subject to clause 2.5, it will accept (or procure the acceptance of) the Offer in respect of all the Existing Ribotargets Shares and New Ribotargets Shares beneficially owned or to be beneficially owned by it and deliver (or procure the delivery of) duly completed Form(s) of Acceptance, together with the share certificate(s) and/or other document(s) of title and/or evidence of authority in accordance with the terms of the Offer, not later than 3.00 p.m. on the fifth Business Day after despatch of the Offer Document in respect of Existing Ribotargets Shares, and not later than Escrow Completion in the case of New Ribotargets Shares;

         (e) unless and until the Offer is withdrawn or terminated, it will not (or will procure that the registered holder will not) without the prior written consent of the Offeror:

             (i) sell, transfer, charge, pledge or grant any option over or otherwise dispose of any of the Existing Ribotargets Shares and New Ribotargets Shares beneficially owned or to be beneficially owned by it or any interest in any of the Existing Ribotargets Shares and New Ribotargets Shares beneficially owned or to be beneficially owned by it except to the Offeror under the Offer; or

             (ii) accept any other offer in respect of any of the Existing Ribotargets Shares and New Ribotargets Shares beneficially owned or to be beneficially owned by it (whether it is conditional or unconditional and irrespective of the means by which it is to be implemented); or

             (iii) subject to subclause 2.5, withdraw or procure or permit the withdrawal of the acceptances referred to in subclause 2.2(d) above in respect of any of the Ribotargets Shares beneficially owned by it;

         (f) it has not dealt, nor has any person on its behalf dealt, in British Biotech Ordinary Shares during the period of 12 months prior to the date of this undertaking, except as disclosed in Part VIII of the Circular and Listing Particulars;

         (g) pending Completion, it will not nor will any person on its behalf deal in existing British Biotech Ordinary Shares after the date of this undertaking without the prior written consent of the Offeror;

         (h) it will, at its own cost and expense, execute and do (or procure to be executed and done by any other necessary party (other than the Offeror)) all such deeds, documents, acts and things as the Offeror may reasonably require in order to vest any of the Existing Ribotargets Shares and New Ribotargets Shares beneficially owned by it in the Offeror or its assignee. Notwithstanding the obligations of the Offerees under this sub-paragraph, the Offeror shall pay any stamp duty in connection with the vesting of the Existing Ribotargets Shares and New Ribotargets Shares in the Offeror or its assignee; and

         (i) each Offeree acknowledges and agrees for the benefit of the Company as well as the Offeror that the issue and allotment to it or its nominee of the Consideration Shares in accordance with the Offer Document will represent the total consideration payable by the Offeror to it in respect of the transfer of the Ribotargets Shares beneficially owned by such Offeree under the Offer and, notwithstanding the rights attaching to the Ribotargets Shares, the allocation of the Consideration Shares among the Offerees as specified in the Offer Document is a matter for the Offerees alone and the Offeror shall not be responsible for determining the allocation of the Consideration Shares among the Offerees or the registered holders of the Ribotargets Shares.

2.3 Each Offeree waives and will procure the waiver of all rights of pre-emption which it or its nominee may have (whether under a Group Company's constitutional documents or otherwise) in respect of the proposed transfer to the Offeror of the Ribotargets Shares or any of them.

2.4 Each of the Executives shall procure the delivery to the Offeror, not later than 5 Business Days after 31st March, 2003, of the Ribotargets Balance Sheet satisfactory to the Offeror, together with such supporting information as the Offeror may reasonably require, demonstrating that the Ribotargets Net Working Capital was not less than Pound Sterling8,200,000.

2.5      Acceptances of the Offer will be deemed to be withdrawn if the Offeror:

         (a) does not deliver to the Company's Solicitors, not later than 5 Business Days after 31st March, 2003, the British Biotech Balance Sheet satisfactory to an Investor Majority, together with such supporting information as an Investor Majority may reasonably require, demonstrating that the British Biotech Net Working Capital was not less than Pound Sterling23,500,000;

         (b) is in material breach of any obligation on its part under the Covenant Deed and, where that breach is capable of remedy, it is not remedied to the reasonable satisfaction of an Investor Majority.

         If any acceptances of the Offer are withdrawn or deemed withdrawn in accordance with this subclause, all the other clauses of this undertaking, except for this subclause, the clause headed "Confidentiality" and the clauses after it, together with the provisions of the clause and schedule headed "Interpretation", shall lapse and cease to have effect.

3.       UNDERTAKING TO MAKE THE OFFER; OPTION HOLDERS

3.1 The Offeror undertakes to each Offeree to make the Offer on the terms and conditions set out in the Offer Document immediately upon the conditions set out in subclause 3.2 having been satisfied.

3.2      The making of the Offer is conditional on:

         (a) the delivery to the Offeror of:

             (i) a copy of the duly executed Contribution Deed (certified by the Company Secretary of the Company); and

             (ii)   the Termination Deed duly executed by the Company; and

         (b) the delivery by the Offerees to the Company of the Selling Notice duly executed by each of the Offerees and the registered holders of the Existing Ribotargets Shares.

3.3 The Executives shall procure that the Letter to Option Holders is delivered by the Company to all members of the Ribotargets Option Schemes as soon as reasonably practicable after the Offer has been made.

3.4 Each of the Executives shall use reasonable endeavours to procure (so far as it is lawfully able to procure) that the Conditions specified in subparagraphs (h) and (i) of Part A of Appendix I to the Offer Document are satisfied on or before 30th April, 2003 (the LONG STOP DATE). If all the Conditions are not fulfilled or, where permitted, waived on or before the Long Stop Date, or such other date as the parties may agree, except for this subclause, the clause headed "Confidentiality" and the clauses after it, together with the provisions of the clause and schedule headed "Interpretation", all the other clauses of this undertaking shall lapse and cease to have effect.

4.       COMPLETION

4.1 Provided that the Conditions have been satisfied or, where permitted, waived (other than the Escrow Condition and the Conditions in paragraphs 1(e), (f) and (g) of Part A of Appendix I to the Offer Document), the Offerees agree that Completion will take place in two stages as follows:

         (a) Escrow Completion will take place at the offices of the Offeror's Solicitors (or at such other place as the parties may agree) on the Business Day prior to that on which the Escrow Condition is expected to be satisfied. At Escrow Completion, all matters and things required to be done under subclause 4.4 below will be duly performed but all actions and documents will be held in escrow so that their terms do not come into force and effect until Completion and subject as set out in subclause 4.3; and

         (b) subject to Escrow Completion having taken place in accordance with the terms set out above, Completion shall only be conditional upon satisfaction of the Escrow Condition and satisfaction or waiver of the Conditions in paragraphs 1(e), (f) and (g) of Part A of Appendix I to the Offer Document and shall take place immediately upon their satisfaction or, where permitted, waiver. Forthwith upon Completion taking place all actions, deeds, agreements and documents delivered at Escrow Completion shall be released therefrom and dated such that their terms shall come into immediate full force and effect.

4.2 Pending Completion (and whether or not the Conditions are satisfied or, where permitted, waived) the provisions of the schedule headed "Pre-Completion" shall apply.

4.3 If Completion does not occur as a result of the Offeror exercising its right to withdraw the Offer in any of the circumstances mentioned in paragraph 1 of Part B of Appendix I to the Offer Document or otherwise, or if this Offer otherwise lapses in accordance with its terms, any agreements or documents executed (including transfers of Ribotargets Shares or allotments of Consideration Shares) shall be deemed to be of no effect and all documents, agreements, papers and other things delivered pursuant to this clause or in anticipation of Completion shall forthwith be returned to the relevant person.

4.4      At Completion:

         (a) the Relevant Investors shall subscribe for additional B Ordinary Shares in accordance with the terms of the Contribution Deed;

         (b) the Executives shall procure that a board meeting of the Company is held at which, in accordance with article 7.5.4 of the Articles, the directors of the Company shall authorise a person to execute and deliver on behalf of each Defaulting Member (if any) the necessary transfer(s) as the Offeror may decide to the Offeror of any Ribotargets Shares;

         (c) each Offeree shall procure the delivery by it to the Offeror of:

             (i) a duly executed transfer in favour of the Offeror or its nominee(s) of all the Ribotargets Shares beneficially owned by it other than the Apax Shares; and

             (ii) the share certificates representing all the Ribotargets Shares other than the Apax Shares (or an express indemnity satisfactory to the Offeror in the case of any found to be missing);

         (d) the Executives shall procure the delivery to the Offeror of:

             (i) the certificate of incorporation, common seal (if any), minute books, statutory registers and share certificate books of each Group Company;

             (ii) the resignations of the directors (except Mr Sturge) and the secretary of each Group Company in the Agreed Form; and

             (iii) copies (certified by the Company Secretary of the relevant Group Company) of the minutes of the meetings referred to in paragraphs (e) and (f) below;

         (e) the Executives shall procure that a board meeting of each Group Company is held at which it is resolved that (subject only to the satisfaction of the Escrow Condition):

             (i) such persons as the Offeror nominates are appointed as additional directors and the secretary of that Group Company;

             (ii) its registered office is changed to such address as the Offeror may require ;

             (iii) the transfers referred to in subclause 4.4(c)(i) above (subject only to their being duly stamped, which shall be at the cost of the Offeror) are approved for registration; and

             (iv) its bank mandates are revised in such manner as the Offeror may require.

5.       LOANS AND GUARANTEES

5.1 Each Offeree shall procure that on or before Completion all indebtedness due from it or any of its subsidiaries or subsidiary undertakings to any Group Company is satisfied in full without payment of interest.

5.2 Each Offeree shall procure that on Completion each Group Company is released from all guarantees and indemnities given by any Group Company in respect of the liabilities of such Offeree or any of its subsidiaries or subsidiary undertakings.

6.       WARRANTIES AND UNDERTAKINGS

6.1 On the basis that in making the Offer the Offeror shall not, and shall not be entitled to, rely on any representation, warranty, collateral contract or other assurance except those set out in this undertaking, the Offer Document and Form of Acceptance:

         (a) each Offeree warrants to the Offeror in the terms of the Offerees' Warranties in relation to itself only;

         (b) each US Offeree warrants to the Offeror in the terms of the US Offerees' Warranties in relation to itself only; and

         (c) Mr Sturge warrants to the Offeror in the terms of the Executive's Warranties,

         in each case as at the date of this undertaking and as at Completion.

6.2 The Offerees and Mr Sturge acknowledge that the Offeror has agreed to make the Offer in reliance on the warranties and undertakings on their part set out in this undertaking.

6.3 Each of the Warranties set out in the several paragraphs of the schedule headed "Warranties" is separate and independent and none of the Warranties shall be treated as qualified by any actual or constructive knowledge on the part of the Offeror.

6.4 Each US Offeree agrees that so long as the Consideration Shares remain "restricted securities" (as defined in Rule 144(a)(3) under the Securities Act), it will not (on its own behalf or on behalf of anyone else) offer, sell, transfer, pledge or otherwise dispose of the Consideration Shares except:

         (a) to the Offeror;

         (b) pursuant to an effective registration statement filed with the US Securities and Exchange Commission (it being acknowledged that the Offeror is under no obligation to file such a registration statement);

         (c) in an offshore transaction meeting the requirements of Rule 903 or Rule 904 of Regulation S under the Securities Act;

         (d) in a transaction exempt from registration under the Securities Act under Rule 144 (if available); or

         (e) in another transaction that is exempt from the registration requirements of the Securities Act to a transferee who has furnished such certificates and opinions of counsel as the Offeror may request, and in the case of subclauses 6.4(d) through (e) above, in compliance with any applicable securities laws of any state of the United States. Each US Offeree acknowledges that any Consideration Shares issued to it will be issued in certificated form bearing a legend to the effect of the foregoing restrictions in this clause 6.4.

6.5 Each US Offeree acknowledges that the Offeror will rely on the truth and accuracy of the certificates and opinions referred to in clause 6.4(e) and agrees that if it becomes aware (without any obligation to make any enquiry in the case of the representations and warranties given by a purchaser of its Consideration Shares) that any of the representations and warranties made by it or by a purchaser in connection with the sale by it of any Consideration Shares are no longer accurate, the relevant US Offeree shall promptly notify the Offeror.

6.6 Each US Offeree agrees that in the event it transfers the Consideration Shares such US Offeree will notify any purchaser of the Consideration Shares from it of the resale restrictions relating to the Consideration Shares set out in clause 6.4.

6.7 Each US Offeree understands that in connection with any transfer of the Consideration Shares by it the Offeror may request, and if so requested such US Offeree will furnish, such certificates or other information as it may reasonably require to confirm that any such transfer complies with the restrictions set out in clause 6.4.

6.8 Each US Offeree agrees that so long as any of the Consideration Shares are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, it will not deposit such Consideration Shares into any unrestricted depositary receipt facility established or maintained by a depositary bank.

7.       LOCK-UP OF CONSIDERATION SHARES

         Subject to Completion, the Offerees shall observe and perform those provisions of the schedule headed "Lock-up of Consideration Shares" as are expressed to be observed and performed by each of them.

8.       CONFIDENTIALITY

8.1 Subject to clause 8.2 and the issue of the Press Release, no Offeree shall make, or permit any person connected with it to make, or permit any other member of its Offeree's Group to make any announcement or disclose any confidential information concerning the Offer, this undertaking or any ancillary matter before, on or after Completion.

8.2 Nothing in this clause prevents any announcement being made or any confidential information being disclosed:

         (a) with the written approval of the Offeror which in the case of any announcement shall not be unreasonably withheld or delayed; or

         (b) to the extent required by law or any competent tax or regulatory body to which a party is or may become subject, but a party required to disclose any confidential information shall promptly notify the Offeror to whom the information relates (where practicable and lawful to do so), before disclosure occurs and co-operate with those other parties regarding the timing and content of such disclosure or any action which those other parties may reasonably elect to take to challenge the validity of such requirement.

8.3 Nothing in this clause prevents disclosure of confidential information by any party:

         (a) to the extent that the information is in or comes into the public domain other than as a result of a breach of any undertaking or duty of confidentiality by any person; or

         (b) to that party's professional advisers, auditors or bankers, but before any disclosure to any such person the relevant party shall procure that he is made aware of the terms of this clause and shall use its reasonable endeavours to procure that each such person adheres to those terms as if he were bound by the provisions of this clause.

9.       NOTICES

9.1 Any notice or other formal communication given under this undertaking must be in writing and may be delivered, or sent by post to the party to be served at its address appearing in this undertaking or at such other address as it may notify to the other parties under this clause. Any notice or other document sent by post shall be sent by prepaid first class recorded delivery post (if within the United Kingdom) or by prepaid airmail (if its destination is elsewhere).

9.2      Any notice or other communication shall be deemed to have been given:

         (a) if delivered, at the time of delivery; or

         (b) if sent by post, at 10.00 a.m. on the second Business Day after it was put into the post.

9.3 In proving the giving of a notice or other formal communication it shall be sufficient to prove that delivery was made or that the envelope containing the communication was properly addressed and posted, either by prepaid first class recorded delivery post or by prepaid airmail as the case may be.

10.      FURTHER ASSURANCES

         On or after Completion each Offeree shall, at its own cost and expense, execute and do (or procure to be executed and done by any other necessary person) all such deeds, documents, acts and things as the Offeror may from time to time require in order to vest any of the Ribotargets Shares beneficially owned by it, in respect of which the Offer is accepted, in the Offeror or its assignee or as otherwise may be necessary to give full effect to this undertaking. Notwithstanding this clause, the Offerees shall not be liable to pay stamp duty in connection with the vesting of their Ribotargets Shares in respect of which the Offer is accepted, in the Offeror or its assignee.


11.      ASSIGNMENTS

         None of the rights or obligations of the Offerees under this undertaking may be assigned or transferred without the consent of all the parties.

12.      GENERAL

12.1 The receipt of the Company's Solicitors for any document to be delivered to an Offeree or Executive shall discharge the Offeror's obligation to deliver it to that Offeree or Executive.

12.2 Each of the obligations, Warranties and undertakings set out in this undertaking (excluding any obligation which is fully performed at Completion) shall continue in force after Completion and shall not be affected by the waiver of any Condition or notice given by the Offeror in respect of any Condition.

12.3 The Offeror may release or compromise in whole or in part the liability of any of the Offerees or Executives under this undertaking or grant any time or indulgence without affecting the liability of any other Offeree or Executive.

12.4 In accordance with article 4.1(a) and 9 of the Articles, each Offeree hereby consents to the transfer of the Ribotargets Shares pursuant to the terms of the Offer.

12.5 In accordance with clause 10.1 of the Ribotargets Shareholders' Agreement, the Investor Majority hereby consent to the transfer of the Ribotargets Shares pursuant to the terms of the Offer.

12.6 Time is not of the essence in relation to any obligation under this undertaking unless:

         (a) time is expressly stated to be of the essence in relation to that obligation; or

         (b) one party fails to perform an obligation by the time specified in this undertaking and another party serves a notice on the defaulting party requiring it to perform the obligation by a specified time and stating that time is of the essence in relation to that obligation.

12.7 This undertaking may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this undertaking.

12.8     The rights of each party under this undertaking:

         (a) may be exercised as often as necessary;

         (b) are cumulative and not exclusive of rights and remedies provided by law; and

         (c) may be waived only in writing and specifically.

         Delay in exercising or non-exercise of any such right is not a waiver of that right.

12.9 A person who is not a party to this undertaking may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999 except where a term in this undertaking is expressed to be for the benefit of such person.

13.      WHOLE AGREEMENT

13.1 This undertaking, and the documents referred to in it and in the Offer Document, and the Covenant Deed contain the whole agreement between the parties relating to the Offer and the transactions contemplated by this undertaking and supersede all previous agreements, whether oral or in writing, between the parties relating to these transactions.

13.2 Each Offeree acknowledges that in accepting the Offer, and agreeing to enter into this undertaking it has not relied or will not rely on any representation, warranty, collateral contract or other assurance (except, if any, those set out in this undertaking and the documents referred to in it) made by or on behalf of any other party before the signature of this undertaking. Each Offeree waives all rights and remedies which, but for this subclause, might otherwise be available to it in respect of any such representation, warranty, collateral contract or other assurance.

13.3 Nothing in the preceding subclause limits or excludes any liability for fraud.

14.      GOVERNING LAW

14.1     This undertaking is governed by English law.

14.2 The English courts have exclusive jurisdiction to settle any dispute arising out of or in connection with this undertaking and the parties submit to the exclusive jurisdiction of the English courts.

14.3 Each Offeree whose registered office or principal private residence is not in England and Wales irrevocably appoints Mitre Secretaries Limited of Mitre House, 160 Aldersgate Street, London EC1A 4DD as its agent in England for service of process, other than those Offerees in the schedule headed "The Offerees" numbered 13-24 (who shall appoint Apax Partners Ltd of 1 Portland Place, London W1B 1PT) and the Offeree numbered 26 (who shall appoint JP Morgan Partners Europe Limited, 14th Floor, 125 London Wall, London, EC2Y 5AJ).

14.4 Each Offeree waives any right it may have to a jury trial of any claim or cause of action in connection with this undertaking. This undertaking may be filed as a written consent to trial by court.

AS WITNESS this undertaking has been executed by the parties (or their duly authorised representatives) as a deed and has been delivered on the date stated at the beginning of this undertaking.

                                   SCHEDULE 1

                                  THE OFFEREES





               (A)                                 (B)                (C)                   (D)                  (E)

                                                 NUMBER OF         NUMBER OF A         NUMBER OF B           NUMBER OF NEW
     NAME AND ADDRESS OF OFFEREE              ORDINARY SHARES    ORDINARY SHARES     ORDINARY SHARES      RIBOTARGETS SHARES
                                                                                                           TO BE SUBSCRIBED
     ---------------------------              ---------------    ---------------     ---------------    ------------------------
1.   3i Group plc                                       --           1,472,779            683,761                257,255
     91 Waterloo Road
     London SE1 8XP

2.   3i Bioscience Investment Trust plc                 --                  --            170,940                 64,250
     91 Waterloo Road
     London SE1 8XP

3.   Advent VCT plc                                     --             841,590            166,667                     --
     25 Buckingham Gate
     London SW1E 6LD

4.   Advent Private Equity Fund III 'A'                 --                  --            486,573                183,046
     25 Buckingham Gate
     London SW1E 6LD

               (A)                                 (B)                (C)                   (D)                  (E)

                                                 NUMBER OF         NUMBER OF A         NUMBER OF B           NUMBER OF NEW
     NAME AND ADDRESS OF OFFEREE              ORDINARY SHARES    ORDINARY SHARES     ORDINARY SHARES      RIBOTARGETS SHARES
                                                                                                           TO BE SUBSCRIBED
     ---------------------------              ---------------    ---------------     ---------------    ------------------------
5.   Advent Private Equity Fund III 'B'                 --                  --            238,423                 89,694
     25 Buckingham Gate
     London SW1E 6LD

6.   Advent Private Equity Fund III 'C'                 --                  --             66,508                 25,020
     25 Buckingham Gate
     London SW1E 6LD

7.   Advent Private Equity Fund III 'D'                 --                  --            130,819                 49,213
     25 Buckingham Gate
     London SW1E 6LD

8.   Advent Private Equity Fund III                     --                  --             18,823                  7,081
     GmbH & Co KG
     25 Buckingham Gate
     London SW1E 6LD

9.   Advent Private Equity Fund III                     --                  --             15,686                  5,901
     Affiliates
     c/o 25 Buckingham Gate
     London  SW1E 6LD

10.  Advent Management III Limited                      --                  --              4,706                  1,770
     Partnership
     25 Buckingham Gate
     London  SW1E 6LD

               (A)                                 (B)                (C)                   (D)                  (E)

                                                 NUMBER OF         NUMBER OF A         NUMBER OF B           NUMBER OF NEW
     NAME AND ADDRESS OF OFFEREE              ORDINARY SHARES    ORDINARY SHARES     ORDINARY SHARES       RIBOTARGETS SHARES
                                                                                                            TO BE SUBSCRIBED
     ---------------------------              ---------------    ---------------     ---------------    ------------------------
11.  Alan Driver                                     5,700                  --                 --                     --
     5 Kohat Road
     London
     SW19 8LD

12.  Alpinvest Holding NV                               --             625,000            420,438                158,190
     c/o NIB Capital Private Equity NV
     Jachthavenweg 118, 1081 KJ
     The Netherlands

13.  Apax UK V-A, L.P.                                  --           1,854,368                 --                     --
     1 Portland Place
     London W1B 1PT

14.  Apax UK V-B, L.P.                                  --           1,923,995                 --                     --
     1 Portland Place
     London W1B 1PT

15.  Apax Europe V-A, L.P.                              --                  --          1,452,264                546,370
     13-15 Victoria Road
     St Peter Port
     Guernsey GY1 32D

16.  Apax Europe V-B, L.P.                              --                  --            261,337                 98,320
     13-15 Victoria Road
     St Peter Port
     Guernsey GY1 32D

               (A)                                 (B)                (C)                   (D)                  (E)

                                                 NUMBER OF         NUMBER OF A         NUMBER OF B           NUMBER OF NEW
     NAME AND ADDRESS OF OFFEREE              ORDINARY SHARES    ORDINARY SHARES     ORDINARY SHARES      RIBOTARGETS SHARES
                                                                                                           TO BE SUBSCRIBED
     ---------------------------              ---------------    ---------------     ---------------    ------------------------
17.  Apax Europe V-C GmbH & Co. KG                      --                  --            148,743                 55,960
     13-15 Victoria Road
     St Peter Port
     Guernsey GY1 32D

18.  Apax Europe V-D, L.P.                              --                  --            195,365                 73,500
     13-15 Victoria Road
     St Peter Port
     Guernsey GY1 32D

19.  Apax Europe V-E, L.P.                              --                  --            194,688                 73,245
     13-15 Victoria Road
     St Peter Port
     Guernsey GY1 32D

20.  Apax Europe V-F, C.V.                              --                  --             34,235                 12,880
     13-15 Victoria Road
     St Peter Port
     Guernsey GY1 32D

21.  Apax Europe V-G, C.V.                              --                  --             34,235                 12,880
     13-15 Victoria Road
     St Peter Port
     Guernsey GY1 32D

               (A)                                 (B)                (C)                   (D)                  (E)

                                                 NUMBER OF         NUMBER OF A         NUMBER OF B           NUMBER OF NEW
     NAME AND ADDRESS OF OFFEREE              ORDINARY SHARES    ORDINARY SHARES     ORDINARY SHARES      RIBOTARGETS SHARES
                                                                                                           TO BE SUBSCRIBED
     ---------------------------              ---------------    ---------------     ---------------    ------------------------
22.  Apax Europe V-1 L.P.                               --                  --              1,090                    410
     13-15 Victoria Road
     St Peter Port
     Guernsey GY1 32D

23.  Apax Europe V-2 L.P.                               --                  --              1,090                    410
     13-15 Victoria Road
     St Peter Port
     Guernsey GY1 32D

24.  AP V GmbH & Co KG                                  --                  --            258,117                 97,105
     Nussbaumstrasse 8
     80336 Munich
     Germany

25.  Caduceus Private Investment LLP                    --                  --            246,941                 92,970
     c/o Orbimed Advisors
     767 3rd Avenue
     New York NY 10017

26.  J.P. Morgan Partners (BHCA) Limited                --                  --          1,282,052                482,340
     1221 Avenue of the Americas
     New York 10020
     USA

27.  Medical Research Council                      412,500                  --                 --                     --
     20 Park Crescent
     London W1N 4AL

               (A)                                 (B)                (C)                   (D)                  (E)

                                                 NUMBER OF         NUMBER OF A         NUMBER OF B           NUMBER OF NEW
     NAME AND ADDRESS OF OFFEREE              ORDINARY SHARES    ORDINARY SHARES     ORDINARY SHARES       RIBOTARGETS SHARES
                                                                                                            TO BE SUBSCRIBED
     ---------------------------              ---------------    ---------------     ---------------    ------------------------
28.  Orbimed Associates LLC                             --                  --              5,140                  1,950
     c/o Orbimed Advisors
     767 3rd Avenue
     New York NY 10017

29.  PW Juniper Crossover Fund LLC                      --                  --            116,508                 43,830
     c/o Orbimed Advisors
     767 3rd Avenue
     New York NY 10017

30.  Quester VCT 2 Plc                                  --             187,500            196,765                     --
     29 Queen Anne's Gate
     London  SW7H 9BY

31.  Quester VCT 3 Plc                                  --             187,500            196,765                     --
     29 Queen Anne's Gate
     London  SW7H 9BY

32.  Rendex N.V                                         --             625,000                 --                     --
     Straalstraat 2
     B-2170 Antwerpen
     Belgium

33.  Simon Sturge                                   75,000                  --                 --                     --
     Granta Park
     Abington
     Cambridge CB1 6GB

               (A)                                 (B)                (C)                   (D)                  (E)

                                                 NUMBER OF         NUMBER OF A         NUMBER OF B           NUMBER OF NEW
     NAME AND ADDRESS OF OFFEREE              ORDINARY SHARES    ORDINARY SHARES     ORDINARY SHARES      RIBOTARGETS SHARES
                                                                                                            TO BE SUBSCRIBED
     ---------------------------              ---------------    ---------------     ---------------    ------------------------
34.  Professor Colin S Goodchild                    20,583                  --                 --                     --
     38 Somers Avenue
     Malvern
     Victoria 3144
     Australia

35.  Monash Commercial Proprietary Limited           7,917                  --                 --                     --
     Administration Building 3B
     Monash University
     Monash
     Victoria 3800
     Australia

36.  Dr Ray Nadeson                                  3,167                  --                 --                     --
     PO Box 2297,
     Prahran
     Victoria 3181
     Australia

37.  Biocomm Services Proprietary Limited            1,666                  --                 --                     --
     Level 6
     350 Collins Street
     Melbourne
     Victoria 3000
     Australia

                                   SCHEDULE 2

                                   THE COMPANY



Name:                                 Ribotargets Holdings plc

Registered number:                    3339154

Registered office:                    Granta Park
                                      Abington
                                      Cambridge
                                      CB1 6GB

Date and place of incorporation:      6th June, 1997 at Companies House, London

Directors:                            Mr J C Benjamin
                                      Mr I F Kent (Chairman)
                                      Dr D J C Knowles
                                      Mrs S D Lowther
                                      Mr P Rattle
                                      Dr J Reffin
                                      Mr S J Sturge
                                      Dr D U'Prichard
                                      Mr C H Samler
                                      Dr B C Ross
                                      Dr H Finch

Secretary:                            Mitre Securities Limited
                                      Mitre House
                                      160 Aldersgate Street
                                      London
                                      EC1A 4DD

Accounting reference date:            31st December

Auditors:                             PricewaterhouseCoopers

Authorised capital:                   3,620,500 Ordinary Shares of 10p each
                                      7,928,630 A Ordinary Shares of 10p each
                                      11,000,007 B Ordinary Shares of 10p each
                                      6,220,057 Unclassified Shares of Pound Sterling1 each

Issued capital:                       526,533 Ordinary Shares of 10p each
                                      7,718,233 A Ordinary Shares of 10p each
                                      3,923,808 B Ordinary Shares of 10p each


                                   SCHEDULE 3

                                 THE SUBSIDIARY



Name:                                 Ribotargets Limited

Registered number:                    3219804

Registered office:                    Granta Park
                                      Abington
                                      Cambridge
                                      CB1 6GB

Date and place of incorporation:      4th September, 1996 at Companies House, Cardiff

Directors:                            Dr D J C Knowles
                                      Mrs S D Lowther
                                      Mr S J Sturge

Secretary:                            Mitre Securities Limited
                                      Mitre House
                                      160 Aldersgate Street
                                      London
                                      EC1A 4DD

Accounting reference date:            31st December

Auditors:                             PricewaterhouseCoopers

Authorised capital:                   100 ordinary shares of Pound Sterling1 each

Issued capital:                       2 ordinary shares of Pound Sterling1 each

                                   SCHEDULE 4

                                   WARRANTIES

                                     PART 1

                              OFFEREES' WARRANTIES

1.       CAPACITY

(a) Each Offeree has the requisite power and authority to enter into and perform, and has taken all necessary action to authorise the execution and performance of, its obligations under this undertaking.

(b) All consents, approvals, authorisations, orders, registrations, clearances and qualifications of or with any court or government agency or body having jurisdiction over each Offeree or any stock exchange authorities required for the execution and delivery by each Offeree of this undertaking to be duly and validly authorised, and required for Completion, have been obtained or made by each Offeree and insofar as they relate to each Offeree, are in full force and effect.

2.       VALID OBLIGATIONS

         This undertaking constitutes valid and binding obligations of each Offeree.

3.       OWNERSHIP OF RIBOTARGETS SHARES

(a) Each Offeree has not given any option, right to acquire, mortgage, charge, pledge, lien or other form of security or encumbrance on, over or affecting any of the Ribotargets Shares beneficially owned by it (save for the grant of floating charges which have not crystallised) and there is no agreement or commitment entered into by it to give or create any of the foregoing.

(b) Each Offeree is entitled to transfer or procure the transfer of the full legal and beneficial ownership in the Existing Ribotargets Shares beneficially owned by it to the Offeror on the terms set out in the Offer.

(c) On Completion, each Relevant Investor shall be entitled to transfer or procure the transfer of the full legal and beneficial ownership in the New Ribotargets Shares beneficially owned by it to the Offeror on the terms set out in the Offer.

4.       NON-US PERSONS

         Other than the US Offerees, each Offeree is not a US Person and was not or will not be in the United States (a) at the time the Offer is made,
         (b) on the date of the execution and delivery of this undertaking, and
         (c) on the date of Completion.

5.       ACCURACY OF INFORMATION

         All statements relating to each Offeree in Part VIII of the Circular and Listing Particulars are true and accurate and are not misleading by omission or by misstatement in the context in which they are made.

                                     PART 2

                             US OFFEREES' WARRANTIES

Each US Offeree hereby represents, warrants and agrees as follows:

1. Each US Offeree understands that the Consideration Shares (i) have not been and will not be registered under the Securities Act, (ii) are being sold to the US Offerees in a transaction exempt from the registration requirements of the Securities Act and (iii) are "restricted securities" as defined by Rule 144(a)(3) under the Securities Act.

2. Each US Offeree is an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3), (7) or (8) of Regulation D under the Securities Act.

3. Each US Offeree is acquiring the Consideration Shares for its own account, for investment purposes only and not with a view to any resale or distribution of the Consideration Shares.

4. Each US Offeree has such knowledge, sophistication and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Consideration Shares. At the present time, each US Offeree is able to bear the economic risk of an investment in the Consideration Shares, has adequate means to provide for its current and contingent needs, has no need for liquidity with respect to an investment in the Ribotargets Shares, and can afford a complete loss of such investment.

5. Each US Offeree has access to such financial and other information concerning the Offeror and the Consideration Shares as each US Offeree has deemed necessary or desirable in connection with the sale of the Consideration Shares, has had adequate time to consider whether to accept the Offer and has had the opportunity to ask questions of representatives of the Offeror concerning the Offer, the Offeror and the Consideration Shares.

6. Each US Offeree has made its own financial decision in respect of the Offer and the Consideration Shares on the basis of its independent investigation and appraisal of the business, financial condition, prospects, creditworthiness, status and affairs of the Offeror and of the Consideration Shares. Each US Offeree has informed itself, to the extent that each US Offeree deems appropriate, as to the potential tax consequences, legal and regulatory requirements and foreign exchange restrictions that may be relevant to the sale of the Consideration Shares.


                                     PART 3

                             EXECUTIVE'S WARRANTIES

1. The Existing Ribotargets Shares, the New Ribotargets Shares and the Apax Shares will at Completion constitute the whole of the issued and allotted share capital of the Company (other than any shares that may be allotted and issued under the Ribotargets Option Schemes).

2. Other than pursuant to the Ribotargets Option Schemes or the Contribution Deed, there is no option or right to subscribe any shares in the capital of Ribotargets, and there is no agreement or commitment to give or create any of the foregoing.

3. All consents, approvals, authorisations, orders, registrations, clearances and qualifications of or with any court or government agency or body having jurisdiction over the Group

         Companies required for Completion have been obtained or made and are in full force and effect.

                                   SCHEDULE 5

                         LOCK-UP OF CONSIDERATION SHARES

1.       For the purposes of this schedule:

         (a) DISPOSE shall include any dealings in derivatives referenced to British Biotech Ordinary Shares (whether or not involving the possibility of delivery of British Biotech Ordinary Shares) and which in any case indirectly amounts to a disposal;

         (b) INTEREST shall have the meaning given to it in section 208 of the Companies Act 1985 excluding section 209 thereof; and

         (c) QUALIFYING OFFEREE means an Offeree whose beneficial holding of Lock-up Shares immediately following Completion amounts to less than one per cent. of the aggregate issued ordinary share capital of the Offeror immediately following Completion.

2. Subject to paragraph 8 of this schedule, each Offeree covenants to the Offeror that it shall not, and its nominees shall not, save with the prior written consent of the Offeror, sell, transfer, mortgage, charge, pledge, grant options over or otherwise dispose of or enter into any agreement or arrangement (whether or not legally binding) to sell, transfer, mortgage, charge, pledge, grant options over or otherwise dispose of any of the Consideration Shares allotted to it or its nominees (LOCK-UP SHARES) or any direct or indirect interest in any such Lock-up Shares, or any rights arising from or attached to any such Lock-up Shares, or enter into any contract for differences, swap, evidence of indebtedness or other derivatives transaction that changes in value or determines value by reference to British Biotech Ordinary Shares, or enter into any transaction having the same economic effect as any of the foregoing at any time during the period of six calendar months following Completion (the INITIAL LOCK-UP PERIOD). British Biotech agrees and acknowledges that in determining whether to provide its written consent to an Offeree's request to release all or any of such Offeree's Lock-up Shares in accordance with this paragraph 2 the provisions of paragraph 3 of this schedule shall not be taken into consideration.

3. The board of directors of the Offeror may, at its discretion following completion by the Offeror of a corporate transaction other than the Offer, release the Offerees from the restriction contained in paragraph 2 above in respect of up to a maximum aggregate number of Lock-up Shares equal to 25% of each Offeree's total Lock-up Shares (RELEASED SHARES), provided that any disposal of such Released Shares in the Initial Lock-up Period shall be made through the Offeror's nominated broker (currently Cazenove & Co. Limited).

4. Subject to paragraphs 5 and 8 of this schedule, each Offeree covenants to the Offeror that during the period of eight calendar months after the Initial Lock-up Period has expired (the INTERIM LOCK-UP PERIOD) it will:

         (a) notify the Offeror or its nominated broker in writing prior to the disposal of any Lock-up Shares; and

         (b) not (and will procure that its nominees do not) dispose of any Lock-up Shares other than through the Offeror's nominated broker (provided that if an Offeree receives an unsolicited offer to acquire Lock-up Shares then the preceding provision of this subparagraph (b) shall not apply to a disposal to the person who made such offer but such Offeree shall be obliged to notify the Offeror's nominated broker in writing prior to such disposal).

5. During the Interim Lock-up Period the Qualifying Offerees shall together be entitled to dispose of Lock-up Shares up to a maximum aggregate of Lock-up Shares equal to three per cent. of the issued ordinary share capital of the Offeror immediately following Completion without using the Offeror's nominated broker to effect such disposal.

6. An Offeree wishing to dispose of any Lock-up Shares during the period of six months after the Interim Lock-up Period has expired must consult with the Offeror's nominated broker about such disposal for a reasonable period of time prior to the proposed disposal, including, without limitation, with respect to the method and timing of the disposal.

7. Each Offeree undertakes that prior to the end of the Initial Lock-up Period it will not acquire or offer to acquire, or cause another person to acquire or offer to acquire any direct or indirect interest in any British Biotech Ordinary Shares or enter into any agreement or arrangement (whether or not legally binding) or do or omit to do any act as a result of which it or any person may acquire any direct or indirect interest in any British Biotech Ordinary Shares if the effect of such act or omission would be to oblige any person to make a mandatory offer for the Offeror under Rule 9 of the Code.

8.       Nothing in this schedule shall prevent:

         (a) a disposal pursuant to a court order;

         (b) a renunciation of a right to subscribe for shares where such right is derived from the Lock-up Shares or a failure to take up any such right;

         (c) if the Offeror makes an offer to its shareholders to purchase its own shares or proposes a scheme of arrangement, a disposal or agreement to dispose of any Lock-up Shares to the Offeror pursuant to that offer or scheme; or

         (d) an Offeree or its nominee from accepting a general offer made for all the issued share capital of the Offeror provided such offer is recommended by the board of directors of the Offeror.

9. The provisions of this schedule shall also apply to any other securities for the time being representing or derived from the Lock-up Shares (whether by way of consolidation, sub-division, capitalisation or rights issue or otherwise), other than any such securities as may be acquired for cash by way of rights or other issue, and references in this clause to the Lock-up Shares shall be construed accordingly.

                                   SCHEDULE 6

                                 PRE-COMPLETION

1.       ACCESS

         Pending Completion the Executives shall:

         (a) procure that the Offeror, its agents and representatives are given full access to the properties and to the books and records of the Group Companies during normal business hours on any Business Day and on reasonable notice to the Executives; and

         (b) provide such information regarding the businesses and affairs of the Group Companies as the Offeror may reasonably request,

         in each case insofar as such access and the provision of such information is compatible with competition law and, in particular, does not involve access to or the provision of business secrets of any of the Group Companies.

2.       CONVERSION OF SHARES

         Pending Completion, each Offeree who is a beneficial owner of A Ordinary Shares or B Ordinary Shares undertakes that it and its nominees shall not exercise its rights, pursuant to articles 2.2(d)(i)(A) and 2.2(d)(i)(C) of the Articles, to convert any A Ordinary Shares or B Ordinary Shares beneficially owned by such Offeree into Ordinary Shares.

3.       CONDUCT OF BUSINESS

         Pending Completion each Executive shall exercise all rights and powers available to it so as to procure that, except with the written consent of the Offeror, such consent not to be unreasonably withheld or delayed, no Group Company shall:

         (a) incur any expenditure in respect of:

             (i) any Internal Cost in excess of Pound Sterling20,000 per item or Pound Sterling100,000 in aggregate (other than expenditure expressly specified in the Ribotargets Budget in respect of any Internal Cost); and

             (ii) any External Cost in excess of Pound Sterling50,000 per item; or

         (b) dispose of or grant any option or right of pre-emption in respect of any part of its assets; or

         (c) dispose of or grant any licence in respect of any interest in its Intellectual Property Rights other than pursuant to an agreement relating to the transfer of materials or a confidentiality agreement entered into in the ordinary course of its business; or

         (d) borrow any money; or

         (e) enter into any unusual or abnormal contract or commitment or:

             (i) grant any lease or third party right in respect of any real estate or transfer or otherwise dispose of any real estate;

             (ii)   make any loan;

             (iii) enter into any leasing, hire purchase or other agreement or arrangements for payment on deferred terms; or

         (f) declare, make or pay any dividend or other distribution; or

         (g) grant, issue or redeem any mortgage, charge, debenture or other security or give any guarantee or indemnity; or

         (h) make any change in the terms and conditions of employment of any of its directors or employees or employ or terminate the employment of any person save for cause; or

         (i) make, or announce to any person any proposal to make, any change or addition to any retirement/death/disability benefit in respect of any of its directors or employees or former directors or former employees (or any dependant of any such person) or to the Scheme or grant or create any additional retirement/death/disability benefit or, without limiting the foregoing, take any action or allow any action to be taken in relation to the Scheme other than in the ordinary course of administering the Scheme or omit to take any action reasonably required for the ordinary operation of the Scheme; or

         (j) permit any of its insurances to lapse; or

         (k) save as envisaged by this undertaking, create, issue, purchase or redeem any class of share or loan capital, or grant any option or right to subscribe any share or loan capital other than pursuant to the Contribution Deed; or

         (l) save as required by this undertaking, pass any resolution of its shareholders or any class of shareholders, whether in general meeting or otherwise other than pursuant to the Contribution Deed; or

         (m) agree, conditionally or unconditionally, to do any of the foregoing; or

         (n) in any other way depart from the ordinary course of its day-to-day trading.

                  Each Offeree shall not give any instruction to the Executives or to the Group Companies to effect any of the matters referred to in this paragraph 3 and shall, on the written request of the Offeror, assist (in so far as it is lawfully able) the Executives and the Group Companies in complying with their obligations in this paragraph 3.

4.       QUALIFICATIONS

         Paragraph 3 of this schedule shall not operate so as to restrict or prevent:

         (a) any matter reasonably undertaken in response to events beyond the control of any Offeree or any Group Company, with the intention of minimising any adverse effect of such events provided that an Executive will inform the Offeror of such matters as soon as reasonably practicable;

         (b) completion or performance of any obligations undertaken pursuant to any contract or arrangement entered into and disclosed to the Offeror prior to the date of this undertaking;

         (c) any other matter undertaken at the written request of the Offeror;
             or

         (d) any action or omission which any member of the Group is required to take or omit to take by any applicable law or regulation.

5.       NOTICE OF ANY CHANGE

5.1 Each Offeree shall immediately notify the Offeror in writing of any matter or thing which arises or becomes known to it before Completion which:

         (a) constitutes (or would after the lapse of time constitute) a breach of its Warranties or the undertakings or other obligations on its part under this undertaking; or

         (b) indicates that any statement in Part VIII the Circular and Listing Particulars relating to it is or might be untrue or misleading.

5.2 Each Executive shall immediately notify the Offeror in writing of any matter or thing which arises or becomes known to him before Completion which:

         (a) constitutes (or would after the lapse of time constitute) a breach of, in the case of Mr Sturge only, his Warranties or, in the case of the Executives, the undertakings or other obligations on his part under this undertaking; or

         (b) indicates that any statement in the Circular and Listing Particulars relating to the Group Companies is or might be untrue or misleading; or

         (c) is or might be material in the context of any assumption or other matter relevant to any forecast or statement about the Group Companies in the Circular and Listing Particulars.

5.3 Each Offeree and Executive shall take all reasonable steps promptly to provide the Offeror with any further information which the Offeror reasonably requests of it if:

         (a) the Offeror is notified or otherwise becomes aware of anything such as is referred to in the above provision of this paragraph 5; or

         (b) the Offeror becomes aware of a significant change or new matter which may require the Offeror to prepare supplementary listing particulars.

                                   SCHEDULE 7

                          BRITISH BIOTECH BALANCE SHEET





1   FIXED ASSETS                                                                       O

    CURRENT ASSETS

2            Interest receivable                            O

3            Tax receivable                                 O

4            Other debtors                                  O

5            Cash & short terms investments                 O            O

    CURRENT LIABILITIES

6            Trade creditors                                O

7            Accruals & other creditors                     O

8            Lease creditors                                O

9            Mortgage                                       O

10           Tax and social security                        O

11           Offer costs                                    O

12           Deferred income                                O           (o)

13  LONG TERM LIABILITIES                                               (o)

14  NET WORKING CAPITAL                                                                O

15  NET ASSETS                                                                         O

                                   SCHEDULE 8

                            RIBOTARGETS BALANCE SHEET





1   FIXED ASSETS                                                                       O

    CURRENT ASSETS

2         Other debtors                                     O

3         Corporation tax receivable                        O

4         Prepayments and accrued income                    O

5         Cash & short terms investments                    O            O

    CURRENT LIABILITIES

6         Trade creditors                                   O

7         Finance lease and hire purchase obligations       O

8         Taxation and social security                      O

9         Other creditors                                   O

10        Accruals and deferred income                      O

11        Offer costs                                       O           (o)

12  LONG TERM LIABILITIES                                               (o)

13  NET WORKING CAPITAL                                                                O

14  NET ASSETS                                                                         O

                                   SCHEDULE 9

                                 INTERPRETATION

1.       In this undertaking:

         AGREED FORM means, in relation to any document, the form of that document which has been initialled for the purpose of identification by or on behalf of the Company's Solicitors and the Offeror's Solicitors;

         APAX SHARES means an additional 500 A Ordinary Shares beneficially owned by Apax Europe V-A, L.P.;

         A ORDINARY SHARES means the A ordinary shares of Pound Sterling0.10 each in the capital of the Company;

         ARTICLES means the articles of association of the Company as at the date of this undertaking;

         B ORDINARY SHARES means the B ordinary shares of Pound Sterling0.10 each in the capital of the Company and B ORDINARY SHAREHOLDER means a holder of any of them;

         BRITISH BIOTECH BALANCE SHEET means the consolidated balance sheet of the Offeror's Group as at 31st March, 2003 prepared in the form and including the items shown in the schedule headed "British Biotech Balance Sheet", including, without limitation, full accruals for all costs incurred in connection with the Offer, and prepared in accordance with the accounting policies, principles, practices, evaluation rules and procedures, methods and bases adopted by the Offeror in the preparation of the British Biotech Management Accounts;

         BRITISH BIOTECH MANAGEMENT ACCOUNTS means the unaudited management accounts of the Offeror for the period of ten months ended 28th February, 2003 in the Agreed Form;

         BRITISH BIOTECH NET WORKING CAPITAL means the net working capital of British Biotech as at 31st March, 2003 as indicated on line 14 of the British Biotech Balance Sheet;

         BRITISH BIOTECH ORDINARY SHARES means ordinary shares of 5 pence each in the capital of the Offeror;

         BUSINESS DAY means a day (other than a Saturday or Sunday) on which banks are generally open in London for normal business;

         CIRCULAR AND LISTING PARTICULARS means the document to be dated on or about the date of this undertaking comprising the combined circular to shareholders of the Offeror and listing particulars of the Offeror in connection with the Offer;

         CODE means The City Code on Takeovers and Mergers;

         COMPANY has the meaning given to it in recital (A);

         COMPANY'S SOLICITORS means CMS Cameron McKenna of Mitre House, 160 Aldersgate Street, London EC1A 4DD (ref: MGD);

         COMPLETION means completion of the acquisition of the Ribotargets Shares, in respect of which the Offer has been accepted, by the Offeror and the admission to listing and trading of the Consideration Shares;

         COMPULSORY SALE NOTICE means the notice to be issued by the Company (in accordance with article 7.5.2 of the Articles) to each Ribotargets Shareholder who has not entered into this undertaking, giving the details contained in the Selling Notice and requiring the Ribotargets Shareholders to sell their holdings of shares in Ribotargets to the Offeror on the terms contained in the Selling Notice;

         CONDITIONS means the conditions set out in paragraph 1 of Part A of Appendix I to the Offer Document;

         CONFIDENTIALITY AGREEMENT means the confidentiality agreement between the Company and the Offeror dated 6th December, 2002;

         CONSIDERATION SHARES means the 33,375,889 British Biotech Ordinary Shares to be allotted and issued to the Ribotargets Shareholders or their nominees credited as fully paid in accordance with the terms of the Offer Document;

         CONTRIBUTION DEED means the contribution and termination deed in the Agreed Form entered into among the existing Ribotargets Shareholders and the Company on or before the date of this undertaking pursuant to which, inter alia, the Relevant Investors will subscribe for further B Ordinary Shares at or prior to Completion;

         COVENANT DEED means the deed poll entered into by British Biotech prior to the date of this document giving covenants with respect to the conduct of British Biotech's business pending Completion;

         DEFAULTING MEMBER means any member of the Company who fails to comply with the terms of the Compulsory Sale Notice;

         EMPLOYEE includes a director and any officer of the Company whether or not he has entered into or works under (or, where the employment has ceased, worked under) a contract of employment;

         ENCUMBRANCE means any mortgage, charge (fixed or floating), pledge, lien, option, right to acquire, assignment by way of security, trust arrangement for the purpose of providing security or any other security interest of any kind, including retention arrangements and any agreement to create any of the foregoing;

         ESCROW COMPLETION means the completion in escrow of the acquisition by the Offeror of the Ribotargets Shares, in respect of which the Offer has been accepted, save for satisfaction of the Escrow Condition, in accordance with the clause headed "Completion";

         ESCROW CONDITION means the Condition in paragraph 1(d) of Part A of Appendix I to the Offer Document having been satisfied and the Offer not having been withdrawn before satisfaction of such Condition;

         EXECUTIVE'S WARRANTIES means each of the statements set out in Part 3 of the schedule headed "Warranties";

         EXISTING RIBOTARGETS SHARES means the existing Ordinary Shares, A Ordinary Shares and B Ordinary Shares set out opposite each Offeree's name in columns (B), (C) and (D) of the schedule headed "The Offerees";

         EXTERNAL COST means any category of expenditure other than an Internal Cost;

         FORM OF ACCEPTANCE has the meaning given to it in recital (D);

         GROUP COMPANIES means the Company and the Subsidiary and GROUP COMPANY means either of them;

         INTELLECTUAL PROPERTY RIGHTS means rights in trade marks, rights in designs, patents, copyright, moral rights, database rights, rights in know-how and all other intellectual property rights in each case whether registered or unregistered, together with applications for the grant of any of these rights, and together also with all rights or forms of protection having equivalent or similar effect to any of the foregoing which may subsist anywhere in the world;

         INTERNAL COST means any category of expenditure which falls (on the basis of preparation consistent with Ribotargets's prior financial year) to be treated as an internal cost for the purposes of preparing the Ribotargets Budget;

         INVESTOR MAJORITY means the holders of at least 65 per cent. by nominal value of the B Ordinary Shares and the A Ordinary Shares;

         LETTER TO OPTION HOLDERS means the letter in the Agreed Form to be sent to members of the Ribotargets Option Schemes;

         LONG STOP DATE has the meaning given to it in clause 3.4;

         NEW RIBOTARGETS SHARES means the B Ordinary Shares which are subscribed by the Relevant Investors at or prior to Completion in accordance with the terms of the Contribution Deed and Clause 4.4;

         OFFER has the meaning given to it in recital (D);

         OFFER DOCUMENT has the meaning given to it in recital (D);

         ORDINARY SHARES means the ordinary shares of Pound Sterling0.10 each in the capital of the Company;

         OFFEREE'S GROUP means each Offeree and all its subsidiary undertakings and parent undertakings (other than the Group Companies) from time to time;

         OFFEREES' WARRANTIES means each of the statements set out in Part 1 of the schedule headed "Warranties";

         OFFEROR'S GROUP means the Offeror and all its subsidiary undertakings (other than the Group Companies) from time to time;

         OFFEROR'S SOLICITORS means Allen & Overy of One New Change, London EC4M 9QQ;

         PRESS RELEASE means the press release in the Agreed Form announcing the execution of this undertaking, the making of the Offer and the publication of the Circular and Listing Particulars;

         RELEVANT INVESTORS means the Ribotargets Shareholders named in column
         (1) of schedule 4 to the Contribution Deed;

         RETIREMENT/DEATH/DISABILITY BENEFIT means any pension, lump sum, gratuity or other like benefit given or to be given on retirement or on death, or in anticipation of retirement, or, in connection with past service, after retirement or death, or to be given on or in anticipation of or in connection with any change in the nature of the service of the employee in question or given or to be given on or in connection with the illness, injury or disability of, or suffering of any accident by, an employee;

         RIBOTARGETS BALANCE SHEET means the consolidated balance sheet of the Group Companies as at 31st March, 2003 prepared in the form and including the items shown in the schedule headed "Ribotargets Balance Sheet", including, without limitation, full accruals for all costs incurred in connection with the Offer, and prepared in accordance with the accounting policies, principles, practices, evaluation rules and procedures, methods and bases adopted by the Company in the preparation of the Ribotargets Management Accounts;

         RIBOTARGETS BUDGET means the 2003 budget for Ribotargets in the Agreed Form;

         RIBOTARGETS MANAGEMENT ACCOUNTS means the unaudited management accounts of the Company for the period ended 2nd March, 2003 in the Agreed Form;

         RIBOTARGETS NET WORKING CAPITAL means the net working capital of Ribotargets as at 31st March, 2003 as indicated on line 13 of the Ribotargets Balance Sheet;

         RIBOTARGETS OPTION SCHEMES means the approved share option plan, the unapproved share option plan, the savings-related share option scheme and the enterprise management incentive scheme operated by the Company;

         RIBOTARGETS SHAREHOLDERS' AGREEMENT means the Subscription and Shareholders' Agreement dated 25th September, 2001 among, inter alia, the Company, the Medical Research Council, the New Investors (as defined therein) and the Existing Investors (as defined therein);

         RIBOTARGETS SHARES means all the existing issued Ordinary Shares, A Ordinary Shares or B Ordinary Shares and any further such shares which are allotted or issued before the date upon which the Offer becomes wholly unconditional (save only as to the Escrow Condition), including any New Ribotargets Shares which are issued pursuant to the Contribution Deed, and RIBOTARGETS SHAREHOLDER means a holder of any of them;

         SCHEME means the Ribotargets Group Personal Pension Scheme;

         SECURITIES ACT means the United States Securities Act of 1933, as amended;

         SELLING NOTICE means the notice in the Agreed Form to be issued by the Offerees to the Company in accordance with article 7.5.1 of the Articles;

         SUBSIDIARY means the company mentioned in the schedule headed "The Subsidiary";

         SUBSIDIARY means a subsidiary for the purposes of the Companies Act
         1985;

         SUBSIDIARY UNDERTAKING and PARENT UNDERTAKING have the meanings given in section 258 of the Companies Act 1985;

         TERMINATION DEED means the deed in the Agreed Form between the Company and the Offeror pursuant to which paragraph 9 of the Confidentiality Agreement is terminated;

         UK LISTING AUTHORITY means the Financial Services Authority acting in its capacity as the competent authority for the purposes of Part VI of the Financial Services and Markets Act 2000;

         UNITED STATES and US PERSON have the meanings given in Rule 902 of Regulation S under the Securities Act;

         US OFFEREE means each of Caduceus Private Investment LLP, Orbimed Associates LLC, PW Juniper Crossover Fund LLC (each c/o Orbimed Advisors, 767 3rd Avenue, New York NY 10017), J.P. Morgan Partners
         (BHCA) Limited (1221 Avenue of the Americas, New York 10020, USA), Apax UK V-A, L.P. (1 Portland Place, London W1B 1PT) and Apax Europe V-A, L.P. (13-15 Victoria Road, St. Peter Port, Guernsey GY1 32D) (together, the US OFFEREES);

         US OFFEREES' WARRANTIES means each of the statements set out in Part 2 of the schedule headed "Warranties";

         WARRANTIES means the warranties contained in the clause headed "Warranties"; and a person shall be deemed to be CONNECTED with another if that person is connected with another within the meaning of section 839 of the Taxes Act 1988.

2. Any express or implied reference to an enactment (which includes any legislation in any jurisdiction) includes references to:

         (a) that enactment as amended, extended or applied by or under any other enactment before or after the date of this undertaking;

         (b) any enactment which that enactment re-enacts (with or without modification); and

         (c) any subordinate legislation (including regulations) made (before or after signature of this undertaking) under that enactment, as re-enacted, amended, extended or applied as described in paragraph
             (a) above, or under any enactment referred to in paragraph (b) above,

         in each case except to the extent that any such amendment, extension, application or re-enactment made after the date of this undertaking increases or would increase the liability of all or any of the Offerees.

3.       In this undertaking:

         (a) words denoting persons shall include bodies corporate and unincorporated associations of persons;


         (b) references to an individual include his estate and personal representatives; and

         (c) references to a party to this undertaking include references to the successors or assigns (immediate or otherwise) of that party.

                                   SIGNATORIES


Executed by APAX UK V-A, L.P.                   )
acting by its manager                           )    .......................
APAX PARTNERS LTD acting by:                    )    (Director)
                                                )
                                                )    ......................
                                                )    (Director/Secretary)


Executed as a Deed by APAX UK V-B               )    .......................
acting by its manager                           )    (Director)
APAX PARTNERS LTD acting by:                    )
                                                )    .......................
                                                )    (Director/Secretary)


Executed by APAX EUROPE V - A, L.P.             )    .......................
acting by its investment manager                )    (Director)
APAX PARTNERS EUROPE MANAGERS                   )
LTD acting by:                                  )
                                                )    .......................
                                                     (Director/Secretary)


Executed as a Deed by                           )    .......................
APAX EUROPE V - B, L.P.                         )    (Director)
acting by its investment manager                )
APAX PARTNERS EUROPE MANAGERS                   )
LTD acting by:                                  )    .......................
                                                     (Director/Secretary)


Executed as a Deed by                           )    ......................
APAX EUROPE V - C GmbH & CO. KG                 )    (Director)
acting by its investment manager                )
APAX PARTNERS EUROPE MANAGERS                   )
LTD acting by:                                  )    .......................
                                                     (Director/Secretary)



Executed as a Deed by                           )    .......................
APAX EUROPE V - D, L.P.                         )    (Director)
acting by its investment manager                )
APAX PARTNERS EUROPE MANAGERS                   )
LTD acting by:                                  )    .......................
                                                     (Director/Secretary)

Executed as a Deed by                           )    .......................
APAX EUROPE V - E, L.P.                         )    (Director)
acting by its investment manager                )
APAX PARTNERS EUROPE MANAGERS                   )
LTD acting by:                                  )    .......................
                                                     (Director/Secretary)


Executed as a Deed by
APAX EUROPE V - F, C.V.                         )    .......................
acting by its investment manager                )    (Director)
APAX PARTNERS EUROPE MANAGERS                   )
LTD acting by:                                  )
                                                     .......................
                                                     (Director/Secretary)


Executed as a Deed by                           )     .......................
APAX EUROPE V - G, C.V.                         )    (Director)
acting by its investment manager                )
APAX PARTNERS EUROPE MANAGERS                   )
LTD acting by:                                  )    .......................
                                                     (Director/Secretary)


Executed as a Deed by                           )    .......................
APAX EUROPE V - 1, L.P.                         )    (Director)
acting by its investment manager                )
APAX PARTNERS EUROPE MANAGERS                   )
LTD acting by:                                  )    .......................
                                                     (Director/Secretary)


Executed as a Deed by                           )    .......................
APAX EUROPE V-2, L.P.                           )    (Director)
acting by its investment manager                )
APAX PARTNERS EUROPE MANAGERS                   )
LTD acting by:                                  )    .......................
                                                     (Director/Secretary)


Executed as a Deed by                           )    .......................
AP V GmbH & CO. KG                              )    (Director)
acting by its attorney                          )
APAX PARTNERS EUROPE MANAGERS                   )
LTD acting by:                                  )    .......................
                                                     (Director/Secretary)


Executed as a Deed by                           )
3i GROUP PLC acting by its attorney             )
in the presence of:                             )

Executed as a Deed on behalf of                 )
3i BIOSCIENCE INVESTMENT TRUST PLC              )
acting by its manager                           )
3i INVESTMENTS PLC                              )
acting by                                       )
                                                )
as attorney for                                 )
3i INVESTMENTS PLC                              )
in the presence of:                             )
                                                )


Executed as a Deed by ADVENT VCT PLC            )
acting by                                       )    .....................
                                                )     (Director)
and                                             )
                                                )
for and on behalf of                            )    .......................
ADVENT VCT PLC                                  )    (Director/Secretary)


Executed as a Deed by ADVENT VENTURE PARTNERS   )
acting by                                       )    .......................
                                                )    (Director)
and                                             )
                                                )
for and on behalf of                            )    .......................
ADVENT VENTURE PARTNERS acting as manager       )    (Director/Secretary)
of ADVENT PRIVATE EQUITY FUND III 'A'           )


Executed as a Deed by ADVENT VENTURE PARTNERS   )
acting by                                       )    .......................
                                                )     (Director)
and                                             )
                                                )
for and on behalf of                            )    .......................
ADVENT VENTURE PARTNERS acting as manager       )    (Director/Secretary)
of ADVENT PRIVATE EQUITY FUND III 'B'           )


Executed as a Deed by ADVENT VENTURE PARTNERS   )
acting by                                       )    .......................
                                                )    (Director)
and                                             )
                                                )
for and on behalf of                            )    .......................
ADVENT VENTURE PARTNERS acting as manager       )    (Director/Secretary)
of ADVENT PRIVATE EQUITY FUND III 'C'           )

Executed as a Deed by ADVENT VENTURE PARTNERS   )
acting by                                       )    .......................
                                                )     (Director)
and                                             )
                                                )
for and on behalf of                            )    .......................
ADVENT VENTURE PARTNERS acting as manager       )    (Director/Secretary)
of ADVENT PRIVATE EQUITY FUND III 'D'           )


Executed as a Deed by ADVENT VENTURE PARTNERS   )
acting by                                       )    .......................
                                                )    (Director)
and                                             )
                                                )
for and on behalf of                            )    .......................
ADVENT VENTURE PARTNERS as manager              )    (Director/Secretary)
of ADVENT PRIVATE EQUITY FUND III               )
GMBH & CO. KG                                   )
in the presence of:                             )
                                                )


Executed as a Deed by ADVENT VENTURE PARTNERS   )
acting by                                       )    .......................
                                                )     (Director)
and                                             )
                                                )
for and on behalf of                            )    .......................
ADVENT VENTURE PARTNERS as manager of           )    (Director/Secretary)
ADVENT MANAGEMENT III LIMITED                   )
PARTNERSHIP                                     )
in the presence of :                            )
                                                )


Executed as a Deed by ADVENT VENTURE PARTNERS   )
acting by                                       )    .......................
                                                )     (Director)
and                                             )
                                                )
for and on behalf of                            )    .......................
ADVENT VENTURE PARTNERS as manager of           )    (Director/Secretary)
ADVENT PRIVATE EQUITY FUND III                  )
AFFILIATES                                      )
in the presence of :                            )
                                                )

Executed as a Deed by QUESTER VCT 2 PLC         )    .......................
acting by                                       )    (Director)
                                                )
and                                             )
                                                )
for and on behalf of                            )    .......................
QUESTER VCT 2 PLC                               )    (Director/Secretary)


Executed as a Deed by QUESTER VCT 3 PLC         )    .......................
acting by                                       )    (Director)
                                                )
and                                             )
                                                )    .......................
for and on behalf of                            )    (Director/Secretary)
QUESTER VCT 3 PLC                               )


Executed as a Deed by                           )
J.P. MORGAN PARTNERS (BHCA), L.P.               )
acting by JPMP MASTER FUND MANAGER, L.P.        )
its General Partner,                            )
by JPMP CAPITAL CORP.,                          )
its General Partner,                            )
by                                              )
Name:                                           )
Title:                                          )
in the presence of:                             )


Executed as a Deed by                           )
                                                )
and                                             )
                                                )
for and on behalf of                            )
THE MEDICAL RESEARCH COUNCIL                    )


Executed as a Deed by ALPINVEST HOLDING NV      )
acting by its sole Managing Director            )
NIB CAPITAL PRIVATE EQUITY NV                   )
and                                             )
                                                )
acting under the authority of                   )
the Company                                     )
ALPINVEST HOLDING NV                            )

Executed as a Deed by ORBIMED CAPITAL LLC       )
acting by                                       )
                                                )
and                                             )
                                                )
for and on behalf of                            )
CADUCEUS PRIVATE INVESTMENTS, LP                )
acting by ORBIMED CAPITAL LLC,                  )
as its general partner                          )


Executed as a Deed by ORBIMED ADVISORS, LLC     )
acting by                                       )
                                                )
and                                             )
                                                )
for and on behalf of                            )
ORBIMED ASSOCIATES LLC                          )
acting by its managing member                   )
ORBIMED ADVISORS, LLC                           )


Executed as a Deed by ORBIMED ADVISORS INC.     )
acting by                                       )
                                                )
and                                             )
                                                )
for and on behalf of                            )
PW JUNIPER CROSSOVER FUND, L.L.C.,              )
acting by                                       )
its managing member PW JUNIPER CROSSOVER        )
MANAGEMENT, L.L.C.                              )
acting by its managing member                   )
ORBIMED ADVISORS INC.                           )


Executed as a Deed by RENDEX N.V.               )
acting by                                       )
                                                )
and                                             )
                                                )
acting under the authority                      )
of that Company                                 )
RENDEX N.V.                                     )


Executed as a Deed by                           )
SIMON STURGE                                    )
in the presence of:                             )


Executed as a Deed by                           )
SUSAN LOWTHER                                   )
in the presence of:                             )

Executed as a Deed by                           )
ALAN DRIVER                                     )
in the presence of:                             )


Executed as a Deed by                           )
PROFESSOR COLIN S. GOODCHILD                    )
in the presence of:                             )


Executed as a Deed by                           )
DR RAY NADESON                                  )
in the presence of:                             )


Executed as a Deed by MONASH COMMERCIAL         )    .......................
PROPRIETARY LIMITED acting by                   )    (Director)
                                                )
and                                             )
                                                )
for and on behalf of                            )    .......................
MONASH COMMERCIAL PROPRIETARY                   )
LIMITED                                         )    (Director/Secretary)



Executed as a Deed by BIOCOMM SERVICES          )    .......................
PROPRIETARY LIMITED acting by                   )    (Director)
                                                )
and                                             )
                                                )
for and on behalf of                            )    .......................
BIOCOMM SERVICES PROPRIETARY LIMITED            )    (Director/Secretary)


Executed as a Deed by                           )    .......................
BRITISH BIOTECH PLC                             )    (Director)
acting by                                       )
and                                             )
                                                )    .......................
                                                     (Director/Secretary)